                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 ISOLAGEN, INC.
                (Name of Registrant as Specified in its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(a)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:_______

     (2)  Aggregate number of securities to which transaction applies:__________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):________

     (4)  Proposed maximum aggregate value of transaction:______________________

     (5)  Total fee paid:_______________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

     (1)  Amount Previously Paid:_______________________________________________

     (2)  Form, Schedule or Registration Statement No.:_________________________

     (3)  Filing Party:_________________________________________________________

     (4)  Date Filed:___________________________________________________________

                                 ISOLAGEN, INC.
                            2500 WILCREST, 5TH FLOOR
                              HOUSTON, TEXAS 77042
                                 (713) 780-4754

To the Stockholders of Isolagen, Inc.:

         You are cordially invited to attend the Annual Meeting of Stockholders of Isolagen, Inc. on June 18, 2003. The Annual Meeting will begin at 10:00 a.m. local time at Adams Mark Hotel, 2900 Briarpark, Houston, TX 77042.

         Information regarding each of the matters to be voted on at the Annual Meeting is contained in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. We urge you to read the Proxy Statement carefully. The Proxy Statement is being mailed to all stockholders on or about May 6, 2003.

         Because it is important that your shares be voted at the Annual Meeting, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope, whether or not you plan to attend in person. If you are a stockholder of record and do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

We look forward to seeing you in Houston, TX on June 18, 2003.

Very truly yours,

ISOLAGEN, INC.

By:  /s/ Jeffrey W. Tomz
     ----------------------
      Jeffrey W. Tomz
      Chief Financial Officer and Secretary

                                 ISOLAGEN, INC.
                            2500 WILCREST, 5TH FLOOR
                              HOUSTON, TEXAS 77042
                                 (713) 780-4754

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 18, 2003

TO THE STOCKHOLDERS OF ISOLAGEN, INC.:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders of Isolagen, Inc. (the "COMPANY") will be held at Adams Mark Hotel, 2900 Briarpark, Houston, TX 77042, on Wednesday, June 18, 2003 at 10:00 a.m., local time, for the following purposes, as described in the accompanying Proxy Statement:

         1. To approve the adoption of the Isolagen, Inc. 2003 Stock Option and Appreciation Rights Plan.

         2. To ratify the appointment of Pannell Kerr Forster of Texas, P.C. as the Company's auditors for the year ending December 31, 2003.

         3. To amend the Company's Certificate of Incorporation to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office.

         4. To elect seven directors to hold office until his or her successor is duly elected and qualified.

         5. To transact any other business which properly may be brought before the Annual Meeting or any adjournment or postponement thereof.

         Only stockholders of record of the Company at the close of business on May 1, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company's principal executive offices located at 2500 Wilcrest, 5th Floor, Houston, Texas 77042 for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

                                         By Order of the Board of Directors,

                                         ISOLAGEN, INC.

                                          /s/ Jeffrey W. Tomz
                                         --------------------------------
Houston, Texas                           Jeffrey W. Tomz
April 9, 2003                            Chief Financial Officer and Secretary

                                TABLE OF CONTENTS


INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
         Why did you send me the proxy statement?..............................................................1
         What proposal will be addressed at the Annual Meeting?................................................1
         Who may vote on these proposals?......................................................................1
         How many votes do I have?.............................................................................1
         Why would the Annual Meeting be postponed?............................................................2
         How do I vote by proxy?...............................................................................2
         How do I vote in person?..............................................................................3
         May I revoke my proxy.................................................................................3
         What vote is required to approve each proposal?.......................................................3
         Are there any dissenters' rights of appraisal?........................................................3
         Who bears the cost of soliciting proxies?.............................................................4
         Where are Isolagen's principal executive offices?.....................................................4
         How can I obtain additional information about Isolagen?...............................................4

INFORMATION ABOUT ISOLAGEN STOCK OWNERSHIP
         Which stockholders own at least five percent of Isolagen?.............................................4
         How much stock is owned by directors and executive officers?..........................................6
         Do any of the officers or directors have an interest in the matters to be acted upon?.................7
         Did directors, executive officers and greater-than-ten percent stockholders comply with
                  Section 16(a) beneficial ownership reporting requirement in 2002? ...........................8

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
         Directors and Executive Officers......................................................................8
         Nominees to the Board of Directors...................................................................12
         The Board of Directors...............................................................................12
         Committees of the Board of Directors.................................................................12
         Audit Committee Report...............................................................................13

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
         Executive Officer Compensation.......................................................................14
         Option and Stock Appreciation Right Grants in Fiscal Year Ended December 31, 2002....................16
         Stock Option and Stock Appreciation Right Exercises and Holdings.....................................16
         Compensation Committee Report on Executive Compensation..............................................17
         Directors Compensation...............................................................................18
         Employment Agreements................................................................................18
         Consulting and Other Arrangements....................................................................19
         Compensation Committee Interlocks and Insider Participation..........................................19
         Stock Option Plan....................................................................................19

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
         Transactions with Management and Others..............................................................20

INDEPENDENT PUBLIC ACCOUNTANTS................................................................................20

DISCUSSION OF PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS
         PROPOSAL 1...........................................................................................20
         PROPOSAL 2...........................................................................................23
         PROPOSAL 3...........................................................................................24
         PROPOSAL 4 ..........................................................................................25

OTHER PROPOSED ACTION.........................................................................................26


STOCKHOLDER PROPOSALS AND SUBMISSIONS.........................................................................26

APPENDIX I: Text of the Isolagen, Inc. 2003 Stock Option and Appreciation Rights Plan

APPENDIX II: Audit Committee Charter

APPENDIX III: Current text of Article X of the Certificate of Incorporation

APPENDIX IV: Proposed text of Article X of the Certificate of Incorporation

APPENDIX V: Proxy Card

                                 ISOLAGEN, INC.
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 18, 2003

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
                 -----------------------------------------------

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the board of directors of Isolagen, Inc., a Delaware corporation ("ISOLAGEN" or the "COMPANY"), for use at the Annual Meeting of Isolagen stockholders to be held at Adams Mark Hotel, 2900 Briarpark, Houston, TX 77042, on Wednesday, June 18, 2003 at 10:00 a.m., local time, and at any adjournments or postponements of the Annual Meeting. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals as the Annual Meeting:

         1. The approval of the Isolagen, Inc. 2003 Stock Option and Appreciation Rights Plan;

         2. The ratification of the appointment of Pannell Kerr Forster of Texas, P.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 2003;

         3. The amendment of the Company's Certificate of Incorporation to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office;

         4.   The nominees for director identified below; and

         5. Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

WHO MAY VOTE ON THESE PROPOSALS?

We will send this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about May 6, 2003 to all stockholders of the Company as of such date. Stockholders who owned shares of Isolagen voting stock at the close of business on May 1, 2003 (the "RECORD DATE") are entitled to vote at the Annual Meeting in all matters properly brought before the Annual Meeting.

On the Record Date, the Company had 15,310,181 shares of issued and outstanding common stock, par value $0.001 per share ("COMMON STOCK") and 3,038,506.6113 shares of issued and outstanding Series A Convertible Preferred Stock, par value $0.001 per share ("SERIES A STOCK").

HOW MANY VOTES DO I HAVE?

Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting. Each share of Series A Stock is entitled to two votes on each matter presented at the Annual Meeting.

The shares of Series A Stock shall vote together as a class with the Common Stock upon all such matters as the Common Stock is entitled to vote under Delaware law.

Fractional shares of Series A Preferred Stock are not entitled to vote at the Annual Meeting.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

The Annual Meeting will be postponed if a quorum is not present on June 18, 2003. The presence in person or by proxy of at least one-third of the voting power of outstanding shares of capital stock of the Company as of the Record Date will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by broker who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the board of directors as follows:

         1. FOR the approval of the Isolagen, Inc. 2003 Stock Option and Appreciation Rights Plan;

         2. FOR the ratification of the appointment of Pannell Kerr Forster of Texas, P.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 2003;

         3. FOR the amendment of the Company's Certificate of Incorporation to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office; and

         4.   FOR the nominees for director identified below.

If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

HOW DO I VOTE IN PERSON?

If you plan to attend the Annual Meeting and vote in person on June 18 2003, or at a later date if the meeting is adjourned or postponed to a later date, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

         1.   You may send in another proxy with a later date.

         2. You may notify Isolagen in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting, that you are revoking your proxy.

         3.   You may vote in person at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

PROPOSAL 1: To approve the adoption of the Isolagen, Inc. 2003 Stock Option and Appreciation Rights Plan.

The approval of Proposal 1 requires the affirmative vote of a majority of all of the votes cast at the Annual Meeting, in person or by proxy.

PROPOSAL 2: Ratification of Independent Accountants.

The approval of Proposal 2 requires the affirmative vote of a majority of all of the votes cast at the Annual Meeting, in person or by proxy.

PROPOSAL 3: To approve the amendment of the Company's Certificate of Incorporation to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office.

The approval of Proposal 3 requires the affirmative vote of a majority of all of the votes of all outstanding stock of the Company, in person or by proxy.

PROPOSAL 4:  Election of Directors.

A plurality of the eligible votes cast is required to elect director nominees. A nominee who receives a plurality means he has received more votes than any other nominee for the same director's seat.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?

The board of directors is not proposing any action for which the laws of the State of Delaware, the Certificate of Incorporation or the By-Laws of Isolagen provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

Isolagen will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. The Company estimates that the cost associated with soliciting the proxies requested by this Proxy Statement will be approximately $15,000.

WHERE ARE ISOLAGEN'S PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of Isolagen are located at 2500 Wilcrest, 5th Floor, Houston, TX 77042 and our telephone number is (713) 780-4754.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT ISOLAGEN?

The Company will, upon written request of any stockholder, furnish without charge a copy of its Annual Report on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission, without exhibits. Please address all such requests to Isolagen, Inc., 2500 Wilcrest, 5th Floor, Houston, TX 77042, Attention: Secretary. Exhibits to the Form 10-KSB will be provided upon written request and payment of an appropriate processing fee.

Isolagen is subject to the informational requirements of the Securities Exchange Act of 1934 which requires that Isolagen file reports, proxy statements and other information with the Securities and Exchange Commission. The Securities and Exchange Commission maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including Isolagen, that file electronically with the Securities and Exchange Commission. The Securities and Exchange Commission's website address is http:\\www.sec.gov. In addition, Isolagen's Exchange Act filings may be inspected and copied at the public reference facilities of the Securities and Exchange Commission located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549; and at the Securities and Exchange Commission's regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the Securities and Exchange Commission located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                 AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
                 ----------------------------------------------

WHICH STOCKHOLDERS OWN AT LEAST FIVE PERCENT OF THE COMPANY?

The following table shows, as of the Record Date and to the best of our knowledge, all persons we know to be beneficial owners of five percent or more of the voting securities of the Company.

                                         Common                        Series A                         Voting Stock
                                         Stock                        Convertible                       Beneficially
 Name and Address of                  Beneficially     Percent       Preferred Stock    Percent        Owned on an      Percent of
   Beneficial Owner                     Owned (1)    of Class(2)   Beneficially Owned  of Class(3)  As-Converted Basis  Class (4)
 -------------------                  ------------   -----------   ------------------  -----------  ------------------  ----------
Michael Macaluso (5)                   1,775,734       11.6%              --              0.0%        1,775,734         8.3 %
2500 Wilcest, 5th Floor
Houston, TX 77042

                                         Common                        Series A                         Voting Stock
                                         Stock                        Convertible                       Beneficially
 Name and Address of                  Beneficially     Percent       Preferred Stock    Percent        Owned on an      Percent of
   Beneficial Owner                     Owned (1)    of Class(2)   Beneficially Owned  of Class(3)  As-Converted Basis  Class (4)
 -------------------                  ------------   -----------   ------------------  -----------  ------------------  ----------

Michael Avignon (6)                    1,775,734       11.6%              --              0.0%        1,775,734         8.3%
2500 Wilcrest, 5th Floor
Houston, TX 77042

William K. Boss, Jr.                   1,614,055       10.5%              --              0.0%        1,614,055         7.6%
2500 Wilcest, 5th Floor
Houston, TX 77042

Frank DeLape (7)                       1,355,000        8.9%              --              0.0%        1,355,000         6.3%
2500 Wilcest, 5th Floor
Houston, TX 77042

Timothy J. Till                        1,133,334        7.4%              --              0.0%        1,133,334         5.3%
12511 Overcup
Houston, TX 77024

Lighthouse Capital Insurance Co.        980,000         6.4%              --              0.0%         980,000          4.6%
50 W. Broadway, Suite 800
Salt Lake City, UT 84101

Buechel Family Ltd. Partnership (8)     200,000         1.3%           787,644           25.9%        1,775,288         8.3%
76 Crest Drive
So. Orange, NJ 07079

Buechel Patient Care Research &            --           0.0%           471,107           15.5%         942,214          4.4%
Education Fund, Inc.
999 Aqua Circle
Naples, FL 34102

         (1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.
         (2) Based upon 15,310,181 shares of Common Stock being issued and outstanding as of the Record Date, after taking into consideration the exercise or conversion of any outstanding options with respect thereto which are exercisable within 60 days of the date of this Notice of Annual Meeting of Stockholders.
         (3) Based upon 3,038,506.6113 shares of Series A Convertible Preferred Stock being issued and outstanding as of the Record Date, after taking into consideration the exercise or conversion of any outstanding options with respect thereto which are exercisable within 60 days of the date of this Notice of Annual Meeting of Stockholders.
         (4) Based upon 21,387,194 shares of the Company's voting securities being issued and outstanding as of the Record Date, after taking into consideration of the conversion of all Series A Convertible Preferred Stock into shares of Common Stock, and after taking into consideration the exercise or conversion of any outstanding options with respect thereto which are exercisable within 60 days of the date of this Notice of Annual Meeting of Stockholders.
         (5) Includes 1,000,000 shares of Common Stock beneficially owned by Alyda Macaluso, Mr. Macaluso's wife.
         (6) Includes 1,000,000 shares of Common Stock beneficially owned by Laura Avignon, Mr. Avignon's wife.
         (7) Represents 1,355,000 shares of Common Stock beneficially owned by Benchmark Equity Group, Inc., which is solely owned by Mr. DeLape. Does not include 980,000 shares of Common Stock beneficially held by Lighthouse Capital Insurance Company, a Cayman Island unlimited licensed insurance company, which has issued a variable universal life insurance contract of which Mr. DeLape and his children are remote contingent beneficiaries. Mr. DeLape disclaims beneficial ownership of such shares held by Lighthouse and does not have voting or dispositive power with respect to such shares.
         (8) Includes 200,000 shares of Common Stock beneficially owned by Frederick F. Buechel.

HOW MUCH STOCK IS OWNED BY DIRECTORS AND EXECUTIVE OFFICERS?

The following table shows, as of the Record Date, the securities owned by each director and nominee, and executive officer. As of the Record Date, all of the present directors and executive officers as a group (eleven persons), own beneficially 7,861,056 shares of common stock (a beneficial ownership of 36.5%).

                                         Common                        Series A                         Voting Stock
                                         Stock                        Convertible                       Beneficially
 Name and Address of                  Beneficially     Percent       Preferred Stock    Percent        Owned on an      Percent of
   Beneficial Owner                     Owned (1)    of Class(2)   Beneficially Owned  of Class(3)  As-Converted Basis  Class (4)
 -------------------                  ------------   -----------   ------------------  -----------  ------------------  ----------
Michael Macaluso (5)                  1,775,734          11.6%              --              0.0%        1,775,734         8.3%
2500 Wilcest, 5th Floor
Houston, TX 77042

Michael Avignon (6)                   1,775,734          11.6%              --              0.0%        1,775,734         8.3%
2500 Wilcrest, 5th Floor
Houston, TX 77042

William K. Boss, Jr.                  1,614,055          10.5%              --              0.0%        1,614,055         7.6%
2500 Wilcest, 5th Floor
Houston, TX 77042

Frank DeLape (7)                      1,355,000           8.9%              --              0.0%        1,355,000         6.3%
2500 Wilcest, 5th Floor
Houston, TX 77042

Olga Marko                            1,050,000           6.9%              --              0.0%        1,050,000         4.9%
2500 Wilcrest, 5th Floor
Houston, TX 77042

Jeffrey W. Tomz                         227,200           1.5%              --              0.0%          227,200         1.1%
2500 Wilcrest, 5th Floor
Houston, TX 77042

Steve Morrell (8)                        40,000           0.0%              --              0.0%           40,000         0.0%
Grev Wedels plass 6
0151 Oslo, Norway

Ralph De Martino (9)                     23,333           0.0%              --              0.0%           23,333         0.0%
1818 N. Street, N.W., Suite 400
Washington, DC 20036-2492

E. Ashley Smith                            --             0.0%              --              0.0%             --           0.0%
2500 Wilcrest, 5th Floor
Houston, TX 77042

Vaughan Clift                              --             0.0%              --              0.0%             --           0.0%
2500 Wilcrest, 5th Floor
Houston, TX 77042

                                         Common                        Series A                         Voting Stock
                                         Stock                        Convertible                       Beneficially
 Name and Address of                  Beneficially     Percent       Preferred Stock    Percent        Owned on an      Percent of
   Beneficial Owner                     Owned (1)    of Class(2)   Beneficially Owned  of Class(3)  As-Converted Basis  Class (4)
 -------------------                  ------------   -----------   ------------------  -----------  ------------------  ----------
Nelson Haight                              --           0.0%                --              0.0%             --           0.0%
2500 Wilcrest, 5th Floor
Houston, TX 77042

All Officers and Directors as a       7,861,056       51.0%                 --                          7,861,056        36.5%
Group (11 Persons)

         (1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.
         (2) Based upon 15,310,181 shares of Common Stock being issued and outstanding as of the Record Date, after taking into consideration the exercise or conversion of any outstanding options with respect thereto which are exercisable within 60 days of the date of this Notice of Annual Meeting of Stockholders.
         (3) Based upon 3,038,506.6113 shares of Series A Convertible Preferred Stock being issued and outstanding as of the Record Date, after taking into consideration the exercise or conversion of any outstanding options with respect thereto which are exercisable within 60 days of the date of this Notice of Annual Meeting of Stockholders.
         (4) Based upon 21,387,194 shares of the Company's voting securities being issued and outstanding as of the Record Date, after taking into consideration of the conversion of all Series A Convertible Preferred Stock into shares of Common Stock, and after taking into consideration the exercise or conversion of any outstanding options with respect thereto which are exercisable within 60 days of the date of this Notice of Annual Meeting of Stockholders.
         (5) Includes 1,000,000 shares of Common Stock beneficially owned by Alyda Macaluso, Mr. Macaluso's wife.
         (6) Includes 1,000,000 shares of Common Stock beneficially owned by Laura Avignon, Mr. Avignon's wife.
         (7) Represents 1,355,000 shares of Common Stock beneficially owned by Benchmark Equity Group, Inc., which is solely owned by Mr. DeLape. Does not include 980,000 shares of Common Stock beneficially held by Lighthouse Capital Insurance Company, a Cayman Island unlimited licensed insurance company, which has issued a variable universal life insurance contract of which Mr. DeLape and his children are remote contingent beneficiaries. Mr. DeLape disclaims beneficial ownership of such shares held by Lighthouse and does not have voting or dispositive power with respect to such shares.
         (8) Includes 40,000 options that are exercisable or will be exercisable within 60 days of the date of this Notice of Annual Meeting of Stockholders.
         (9) Includes 23,333 options that are exercisable or will be exercisable within 60 days of the date of this Notice of Annual Meeting of Stockholders.

DO ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS HAVE AN INTEREST IN THE MATTERS TO BE ACTED UPON?

Michael Macaluso, Michael Avignon, Frank DeLape, William K. Boss, Jr., Steve Morrell, E. Ashley Smith, and Ralph De Martino have been nominated for re-election as directors and therefore have an interest in the outcome of Proposal 4.

DID THE DIRECTORS, EXECUTIVE OFFICERS AND GREATER THAN TEN PERCENT STOCKHOLDERS COMPLY WITH THE SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS IN FISCAL YEAR 2002?

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than five percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange and the American Stock Exchange. Officers, directors, and greater-than-ten-percent stockholders are required by the Securities and Exchange Commission's regulation to furnish Isolagen with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished to Isolagen during the most recent fiscal year, and Forms 5 with respect to its most recent fiscal year, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same during the fiscal year ended December 31, 2002.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
               --------------------------------------------------

DIRECTORS AND EXECUTIVE OFFICERS.

The directors and executive officers are:


    Name                 Age               Title
    ----                 ---               -----

Frank DeLape             49     Chairman of the Board of Directors

William K. Boss, Jr.     53     Vice Chairman of the Board of Directors

Michael Macaluso         51     Chief Executive Officer and Director

Michael Avignon          49     President and Director

Jeffrey W. Tomz          31     Chief Financial Officer and Secretary

Steven Morrell           47     Director (1)

E. Ashley Smith          57     Director(1)

Ralph De Martino         48     Director(1)

Olga Marko               59     Senior Vice President and Director of Research

Vaughan Clift            42     Vice President of Operations

Nelson Haight            38     Controller

         (1) Steve Morrell, Ashley Smith and Ralph De Martino sit on the audit and compensation committees of the Board of Directors as independent directors.

Set forth below are descriptions of the backgrounds of the executive officers and directors of the Company and their principal occupations for the past five years.

Frank DeLape. Mr. DeLape was appointed to the Board of Directors on June 18, 2001. He was elected Vice President on August 10, 2001. On August 24, 2001, Mr. DeLape resigned as Vice President and was elected Chairman of the Board. Mr. DeLape is also the Chief Executive Officer at Benchmark Equity Group, Inc., a position he has held since 1994. Benchmark is a boutique merchant banking firm that focuses as facilitators and financial managers for emerging companies. Mr. DeLape was a founder and financier of Think New Ideas, a NASDAQ NMS listed company, which later sold for approximately $260 million. At Benchmark, Mr. DeLape has formed and been instrumental in the growth of seventeen (17) companies. Prior to Benchmark, Mr. DeLape spent eleven (11) years in the executive management roles of managing turnarounds for various companies. Mr. DeLape acted on behalf of the Board of Directors or the sponsoring bank to recapitalize the companies, return them to profitability or maximize cash repayment through an orderly liquidation. Mr. DeLape is also the Managing Partner of Gemini Growth Fund, LP. Gemini Growth Fund, LP is a Small Business Investment Company licensed by the United States government.

William K. Boss, Jr. Mr. Boss was appointed to the Board of Directors on August 10, 2001. He was elected Vice Chairman of the Board of Directors on August 24, 2001. Dr. Boss has been the founder, Chief Executive Officer and Chairman of the Board of Isolagen Technologies since its inception in 1995. Dr. Boss is a Board Certified Plastic Surgeon and serves the Hackensack Medical Center as Vice Chairman of Plastic Surgery. Dr. Boss also serves as an Assistant Clinical Professor at the University of Medicine and Dentistry in New Jersey.

Michael Macaluso. Mr. Macaluso was appointed to the Board of Directors on June 18, 2001. He was elected President of the Company on June 21, 2001. On August 24, 2001, Mr. Macaluso resigned as President of the Company and he was appointed Chief Executive Officer. Mr. Macaluso is a founder and principal of International Printing and Publishing ("IPP"), a position Mr. Macaluso has held since 1990. Over the past seventeen (17) years, Mr. Macaluso has bought, managed and sold numerous companies. In 1990, he was instrumental in the financial transaction with Touche Ross' venture fund to acquire three companies, resulting in the creation of IPP. While at IPP, Mr. Macaluso has managed all phases of this large commercial printing operation which serves domestic and international markets. As a result of the merger of Touche Ross and Deloitte, Mr. Macaluso became a partner with Deloitte Touche. Subsequent to the merger, Mr. Macaluso negotiated the buyout of Deloitte Touche's interest and subsequently sold IPP to a large consolidator.

Michael Avignon. Mr. Avignon was appointed to the Board of Directors on June 18, 2001. He was elected Vice President of the Company on August 10, 2001, and he was appointed President on August 24, 2001. Mr. Avignon resigned as President on January 16, 2003. Mr. Avignon is the founder, Chief Executive Officer and Chairman of the Board of Axces, Inc., a position he has held since 1994. Axces, Inc. is a telecommunications company, which includes international marketing and a state-of-the-art call center. Mr. Avignon is also Chairman and Chief Executive Officer of MTM Holdings Corp. and Managing Member of Capali, L.L.C., a private investment company. Over the past eighteen (18) years, Mr. Avignon has bought, built and sold numerous companies and structured partnerships in both domestic and international markets. Mr. Avignon has managed decentralized branches in numerous cites around the United States. Additionally, Mr. Avignon is experienced with regulatory agencies, including the Federal Communications Commission and various state regulatory agencies including the Public Utility Commission and the Public Service Commission.

Jeffrey W. Tomz. Mr. Tomz was appointed Secretary and Treasurer of the Company on June 21, 2001. He was appointed Chief Financial Officer on August 24, 2001. Mr. Tomz is also a Principal at Benchmark Equity Group, Inc. Benchmark is a boutique merchant banking firm that focuses as facilitators and financial managers for emerging companies. Mr. Tomz has served and/or is currently serving on the board of directors of investee companies, as well as Trident III, L.L.C. and Trident II, L.L.C. which are private investment companies. Mr. Tomz was a Director of InfoHighway Communication Corp., a private communication company. Prior to joining Benchmark in the fall of 1997, Mr. Tomz began his career as a certified public accountant with Arthur Andersen Worldwide.

Steven Morrell. Mr. Morrell was appointed to the Board of Directors on May 22, 2002. Mr. Morrell is a Partner at Teknoinvest Management AS, which is the oldest and largest Norwegian venture capital firm investing in Scandinavia and the US in the Life Science and Information Technology sectors with $150 million under management. Prior to joining Teknoinvest in January 2001, he was the Managing Director for two years of a Teknoinvest portfolio company, Aquasmart International AS. Mr. Morrell has held numerous positions over the previous fourteen years including Managing Director for Merck & Co., Inc.'s subsidiary in Russia, Central Asia and Caucasia; General Director of Veropharm Co., Ltd (Russia) which is one of the largest Russian pharmaceutical companies; President of Hafslund Nycomed Pharma AG (Austria) and management consultant in McKinsey & Co., Inc. (Scandinavia). Mr. Morrell has extensive experience in pharmaceutical company management including licensing technology and products; marketing and sales; production and quality control management; as well as mergers and acquisitions. Mr. Morrell also served in the U.S. Air Force as an officer and an F-15 fighter pilot (Japan). He also currently serves as a Member of the Board of AKVAsmart ASA (Norway), Marical, Inc. (USA), Optinel Systems, Inc. (USA), and OAO Pharmacy Chain 36.6 (Russia) as well as an Observer to the Board of Cidra Corporation (USA). Mr. Morrell is fluent in English, Norwegian and German as well as conversational in Russian, and holds an MBA (with Honors) from IMD, Switzerland and a B.Sc. degree with a major in Mathematics and a minor in Aerospace Studies from Brigham Young University, USA.

E. Ashley Smith. Mr. Smith was appointed to the Board in November 2002. Mr. Smith is an attorney with a JD and LLM and was of counsel to the law firm of Hutcheson and Grundy. He has a healthcare background with the rehabilitation center, TIRR Systems, serving as Executive Vice President and Chief Administrative Officer. Mr. Smith was elected President of TIRR Systems in January 1999, and in November 1999, Mr. Smith was elected President and Chief Executive Officer of TIRR Systems. While a member of the Texas House of Representatives (1980 to 1994), Mr. Smith served as Chairman of the Committee on Higher Education, the Committee on Science and Technology, Committee on Financial Institutions, Committee on Government Organizations and the Calendars Committee. In 1991/2, Mr. Smith was named National Legislator of the Year in Science and Technology. In July 1990, Mr. Smith served as general counsel to President Bush's Group of Seven Economic Summit in Houston. In 1998, Mr. Smith was appointed by Texas Governor Bush as Chairman of the Board of the Texas Underground Facilities Notification Corporation. He subsequently served as Senior Advisor to Texas Governor Perry and Chaired Governor Perry's statewide Council on Science and Biotechnology Development. In Houston, Mr. Smith has served as the Chairman of the Southeast Biotech Research Park and was the Founding Chairman of BioHouston, Inc. in 2001/2. Mr. Smith has also served as a member of the boards of directors of the West Houston Chamber of Commerce, the American Red Cross of Houston, and the End Hunger Network.

Ralph De Martino. Mr. De Martino was appointed to the Board in December 2002. Mr. De Martino is the managing partner of the Washington, DC office of Dilworth Paxon, LLP. Prior to December 31, 2002, Mr. De Martino served as the managing partner of the law firm of De Martino Finkelstein Rosen & Virga. Mr. De Martino attended Bucknell University (Bachelor of Science in Business Administration, cum laude, 1976, Accounting, with departmental honors) and the George Washington University National Law Center (Juris Doctor, with honors, 1979). Mr. De Martino practices in the areas of securities and corporate law, has a substantial corporate finance practice and has extensive experience in the regulation and legal problems of public reporting companies, limited partnerships, investment companies, investment advisers and broker-dealers. From 1999 through 2001, Mr. De Martino served on the Board of Directors of Commodore Cruise Lines.

Olga Marko. Ms. Marko was appointed Vice President of the Company on August 10, 2001. She assumed the role of Senior Vice President and Director of Research on August 24, 2001. Ms. Marko has served as Vice President and Director of Research at Isolagen Technologies since its inception in 1995. Prior to incorporating Isolagen Technologies with Dr. Boss, Ms. Marko worked for Merck and Company in the Department of Molecular Pharmacology, Memorial Sloan Kettering and Advanced Tissue Sciences. Her focus, at Merck, involved new drug development, as well as mentoring a group of more than 45 scientists, in the area of tissue culture. During this time, she developed a number of new techniques which improved transfections and receptor expression. In addition, she also developed unique stem cell lines from bone marrow, which were related to animal and human origin. While at Advanced Tissue Sciences, she was instrumental in developing "in vitro", full thickness skin. She was the first to successfully cultivate melanocytes in culture while she was at Memorial Sloan Kettering research institution in New York. Ms. Marko's basic research in academic institutions included cancer research, onco-virology, metastatic involvement, skin cells biology, and wound/burn treatment. The research in wound/burn treatment was done in collaboration with the Cornell University Burn Unit and Rockefeller University. Her industrial experience also included validating the effect of drugs for AIDS treatment and its immuno responses. Ms. Marko established a number of very unique cell lines and holds a number of patents as a result of her work. Ms. Marko has been published in such prestigious, internationally, multi-faceted journals as Science, Nature and the Proceedings of the National Academy, as well as many "niche" publications. She has also co-authored a number of chapters in books relating to tissue culture and medical sciences. Ms. Marko has over thirty-six (36) years in basic research uncovering numerous opportunities for the development of cell lines for specific applications. Ms. Marko has a BS in Biochemistry/Microbiology with graduate work and extensive commercial experience in cell biology. Her experience involves diverse, yet related, fields including cell biology, transplantation, immunology, biochemistry, molecular biology and virology.

Vaughan L Clift, M.D. Dr. Clift was appointed Vice President of Operations on May 28, 2002. He is in charge of the science aspects, regulatory affairs and manufacturing performance of the Company for all products. Previously he was Chief Scientist of DBCD, Inc., a NASA spin-off medical device company, that mass produced a range of blood diagnostic products for the human and veterinary market. Prior to that, Dr. Clift was Chief Scientist for Lockheed Martin's Human Spaceflight SPDEO contract. Dr. Clift has received numerous international and federal awards, served as keynote speaker at several international clinical biochemistry conferences, addressed the first combined International Red Cross and WHO meeting in Geneva, was recognized as one of NASA's top ten scientists and was the subject of a television documentary "NASA Man". He has clinical, manufacturing and FDA experience in integrating automated scaled manufacturing processes.

Nelson Haight. Mr. Haight was appointed Controller of the Company on January 8, 2003. Prior to joining the Company, Mr. Haight held various finance and accounting positions with Petroleum Geo-Services ASA, a Norwegian oilfield services company, from November 1996 to May 2002, as well as Copano Field Services LLC, an independent oil and gas exploration company from January 1995 to November 1996. He began his career as a certified public accountant with Arthur Andersen Worldwide.

No director is related to any other director or executive officer of the Company or its subsidiaries, and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.

Each officer of Isolagen is appointed by the board of directors and holds his office(s) at the pleasure and discretion of the Board.

There are no material proceedings to which any director, director nominee, officer or affiliate of Isolagen, any owner of record or beneficially of more than five percent of any class of voting securities of Isolagen, or any associate of any such director, officer, affiliate or security holder is a party adverse to Isolagen or any of its subsidiaries or has a material interest adverse to Isolagen or any of its subsidiaries.

No director, director nominee, officer or affiliate of Isolagen, any owner of record or beneficially of more than five percent of any class of voting securities of Isolagen has, during the last five years (i) been convicted of any criminal proceeding (excluding traffic violations or similar misdemeanors) or
(ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, United States federal or state securities laws or finding any violations with respect to such laws.

NOMINEES TO THE BOARD OF DIRECTORS.

Michael Macaluso, Michael Avignon, Frank DeLape, William K. Boss, Jr., Steve Morrell, E. Ashley Smith, and Ralph De Martino are the nominees for election to the board of directors. See "Information About Directors and Executive Officers" above for information relative to their respective business experience.

THE BOARD OF DIRECTORS.

The board of directors oversees the business affairs of Isolagen and monitors the performance of management. Pursuant to the Isolagen By-Laws, the board of directors has established that the board of directors shall consist of no less than three and no more than nine members; currently the number of seats on the board is seven.

Members of the board of directors discussed various business matters informally on numerous occasions throughout the year 2002. Twelve formal actions were taken by vote in board meetings that occurred throughout 2002 or by unanimous consent during 2002.

COMMITTEES OF THE BOARD OF DIRECTORS.

The board of directors has established two standing committees, namely, an Audit Committee and a Compensation Committee. There is no nominating committee or executive committee or any committee serving a similar function.

Audit Committee. The duties and responsibilities of the Audit Committee are to recommend the selection of the independent public accountants for the Company to the Board of Directors, to review the scope and cost of the audit, to review the performance and procedures of the auditors, to review the final report of the independent auditors, to be available for consultation with the independent auditors, to review with the Company's Chief Financial Officer and independent auditors corporate accounting practices and policies and financial controls and to perform all other duties as the Board of Directors may from time to time designate. Ralph De Martino (Chairman), Steven Morrell and Ashley Smith comprise the Audit Committee. The Audit Committee was formed on October 15, 2002. Messrs. De Martino, Morrell and Smith were appointed to the Audit Committee on December 31, 2002. During the fiscal year ended December 31, 2002, the Audit Committee did not hold any meetings. No member of the Company's Audit Committee has received any consulting fees, advances or compensatory fees from the Company or its subsidiaries and no member of the Audit Committee is an affiliate of the Company or its subsidiaries. During 2002 prior to Mr. De Martino joining the Isolagen Board of Directors, a firm with which Mr. De Martino was associated received $25,000 in connection with its representation of Isolagen in the listing of Isolagen's shares on The American Stock Exchange. The Board has determined that each member of the Audit Committee is an independent director of the Company as defined in
Section 301(3)(A) of the Sarbanes-Oxley Act of 2002 (the "SARBANES-OXLEY ACT") and as required by Section 121(A) of the American Stock Exchange listing standards. A copy of the Audit Committee's Charter is included as Appendix II to this proxy statement.

Compensation Committee. The duties and responsibilities of the Compensation Committee are to review periodically the compensation of executive officers and other key employees, to make recommendations as to stock options, bonuses and salaries and to perform all other duties as the Board of Directors may from time to time designate. Steven Morrell (Chairman), Ralph De Martino and Ashley Smith are currently the members of the Compensation Committee. The Compensation Committee was formed on October 15, 2002. Messrs. De Martino, Morrell and Smith were appointed to the Compensation Committee on December 31, 2002. During the fiscal year ended December 31, 2002, the Compensation Committee did not hold any meetings.

AUDIT COMMITTEE REPORT.

The following paragraphs constitute the report of the Audit Committee for the fiscal year ended December 31, 2002. In accordance with the Securities and Exchange Commission's rules, this report shall not be deemed to be subject to SEC Regulation 14A or to Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any statements or reports filed by the Company with the Securities Exchange Commission that do not specifically incorporate this report by reference, even if this proxy statement is incorporated into any such report.

Subsequent to the close of the 2002 fiscal year, the Audit Committee performed the following functions:

         o reviewed and discussed the Company's audited financial statements with management;

         o discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380). SAS 61 requires independent auditors to communicate certain matters related to the scope and conduct of an audit, including the adequacy of staffing and compensation, to those who have responsibility for oversight of the financial reporting process, specifically the Audit Committee. Among the matters to be communicated to the Audit Committee are:
              (i) methods used to account for significant unusual transactions;
              (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates and (iv) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements in addition to discussing the adequacy and effectiveness of the accounting and financial controls (including the Company's system to monitor and manage business risk) and legal and ethical compliance programs;


         o received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the independent accountant relating to the independent accountant's independence from the Company's management and from the Company and the matters included in the written disclosures required by the Independence Standards Board in accordance with Rule 201-2.01 promulgated by the Securities and Exchange Commission, and reviewed and recommended to the Board the selection of the Company's independent auditors; and

         o based on the review and discussions above with the Company's management and the independent auditors concerning the quality of accounting principles, reasonableness of significant judgments, clarity of disclosures in the financial statements, results of the annual audit and other matters to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the most recent fiscal year for filing with the Securities Exchange Commission.

     In addition, in the future, the Audit Committee will also perform the following:

         review the interim financial statements with the Company's management and the independent auditors prior to the filing of the Company's Quarterly Reports on Form 10-Q and discuss the results of the quarterly reviews and other matters to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

                                       By the members of the Audit Committee:

                                              Ralph De Martino, Chairman
                                              Steven Morrell
                                              Ashley Smith

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
                ------------------------------------------------

EXECUTIVE OFFICER COMPENSATION

The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 2002, 2001 and 2000, paid or accrued by the Company to or on behalf of those persons who were, during the fiscal year ended December 31, 2002, the Company's Chief Executive Officer and the Company's most highly compensated executive officers serving as such as of December 31, 2002 whose compensation was in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                    Long Term            All Other
                                                                                                   Compensation        Compensation
                                                                                                   ------------        ------------
                                                  Annual Compensation                         Securities    Restricted
             Name and                             -------------------         Other Annual    Underlying      Stock
        Principal Position           Year         Salary         Bonus      Compensation (12) Options (1)     Awards
        ------------------           ----         ------         -----      ----------------- -----------   ----------
Kenton L. Stanger (9)                2002       $      --      $     --                  --            --           --     $    --
Former Chief Executive Officer,
President and Director
                                     2001       $      --      $     --                  --            --           --     $    --
                                     2000       $      --      $     --            $ 89,684            --           --     $    --

Michael Macaluso (2)(3)(10)          2002       $      --      $ 60,500            $     --            --           --     $    --
Chief Executive Officer, Director
                                     2001       $      --      $     --            $     --       900,000           --     $    --
                                     2000       $      --      $     --            $     --            --           --     $    --

Michael Avignon (2)(4)(10)           2002       $      --      $ 60,500            $     --            --           --     $    --
President, Director

                                                                                                    Long Term            All Other
                                                                                                   Compensation        Compensation
                                                                                                   ------------        ------------
                                                  Annual Compensation                         Securities    Restricted
             Name and                             -------------------         Other Annual    Underlying      Stock
        Principal Position           Year         Salary         Bonus      Compensation (12) Options (1)     Awards
        ------------------           ----         ------         -----      ----------------- -----------   ----------
Jeffrey W. Tomz (2)(5)(10)           2002       $      --      $     --            $     --            --           --     $    --
Chief Financial Officer and
Secretary
                                     2001       $      --      $     --            $     --       150,000           --     $    --
                                     2000       $      --      $     --            $     --            --           --     $    --

Olga Marko (6)(10)                   2002       $ 125,402      $  5,000            $     --            --           --     $    --
Senior Vice President and Director
of Research
                                     2001       $ 130,000      $     --            $     --            --           --     $    --
                                     2000       $      --      $     --            $     --            --           --     $    --

Vaughn Clift, M.D. (7)(11)           2002       $  93,549      $  6,750            $     --       250,000           --     $    --
Vice President Operations
                                     2001       $      --      $     --            $     --            --           --     $    --
                                     2000       $      --      $     --            $     --            --           --     $    --

Nelson Haight (8)                    2002       $      --      $     --            $     --            --           --     $    --
Controller
                                     2001       $      --      $     --            $     --            --           --     $    --
                                     2000       $      --      $     --            $     --            --           --     $    --

         (1)  Indicates number of shares of Common Stock underlying options.
         (2) The Company will not pay Messrs. Macaluso, Avignon or Tomz a salary prior to July 15, 2003 pursuant to the Company's representation contained in the Series A Convertible Preferred Stock Private Placement Memorandum.
         (3) Mr. Macaluso was granted 400,000 stock options on February 25, 2003 at $4.50 per share of which 200,000 options vest on February 25, 2004 and 200,000 options vest on February 25, 2005.
         (4) Mr. Avignon resigned as President on January 16, 2003. Mr. Avignon was granted 400,000 stock options on February 25, 2003 at $4.50 per share of which 200,000 options vest on February 25, 2004 and 200,000 options vest on February 25, 2005.
         (5) Mr. Tomz was granted 120,000 stock options on February 25, 2003 at $4.50 per share of which 60,000 options vest on February 25, 2004 and 60,000 options vest on February 25, 2005.
         (6)  Ms. Marko's 2003 annual salary is $132,000.
         (7)  Dr. Clift's 2003 annual salary is $175,500.
         (8) Mr. Haight started with the Company on January 8, 2003. Mr. Haight's 2003 annual salary is $115,000. Mr. Haight received 45,000 stock options on January 8, 2003 at $6.00 per share in which 15,000 options vest on January 7, 2004, 15,000 options vest on January 7, 2005 and 15,000 options vest on January 7, 2006.
         (9) Mr. Stanger ceased being the President and Chief Executive Officer of the Company on June 18, 2001.
         (10) Each of Mr. Macaluso, Mr. Avignon, Mr. Tomz and Ms. Marko assumed their respective positions with the Company on August 24, 2001.
         (11) Dr. Clift assumed his position as Vice President of Operations of the Company on May 28, 2002.
         (12) Consists of interest accrued during fiscal year 2000 on the unpaid balance of amounts previously outstanding on personal loans to such officer. Such amounts were treated as compensation for purposes of this table, but was considered an obligation payable by Mr. Stanger. Effective December 31, 2000, all amounts payable by Mr. Stanger were assigned to East Bay Trust.

OPTION AND STOCK APPRECIATION RIGHT GRANTS IN FISCAL YEAR ENDED DECEMBER 31,
2002.

The following table contains information concerning grants of stock options and stock appreciation rights to the individuals named below during fiscal year 2002.

                  OPTIONS AND STOCK APPRECIATION RIGHTS GRANTED

                            Number of Securities           Percent of Total Options/SAR        Exercise Price      Expiration
  Name                 Underlying Option/SAR Granted    Granted to Employees in Fiscal Year      Base Price           Date
  ----                 -----------------------------    -----------------------------------    --------------      ----------
Vaughn Clift, M.D.               250,000                               35.80%                       $6.00        May 28, 2012

STOCK OPTION AND STOCK APPRECIATION RIGHT EXERCISES AND HOLDINGS

The following table describes the summarizes certain information related to the exercise of options to acquire shares of Common Stock by the individuals named below during the 2002 fiscal year. The table also sets forth the value of options and stock appreciation rights held by each of the individuals named below at December 31, 2002.

                       AGGREGATED OPTION EXERCISES IN 2002
                     AND OPTION VALUES AT DECEMBER 31, 2002

                                                                  Number of Securities             Value of Unexercised in
                                                             Underlying Unexercised Options           the-Money Options
                                                                  at December 31, 2002            at December 31, 2002 (1)
                                                              -----------------------------     -----------------------------
                              Shares Acquired       Value
     Name                       on Exercise       Realized    Exercisable     Unexercisable     Exercisable     Unexercisable
     ----                     ---------------     ---------   -----------     -------------     -----------     -------------
Michael Macaluso                    --             $ --           --            900,000            $ --              $ --
Michael Avignon                     --             $ --           --            900,000            $ --              $ --
Robert E. Tompkins (2)            38,400         $ 57,600       61,600            --             $ 227,920           $ --
Jeffrey w. Tomz                     --             $ --           --            150,000            $ --              $ --
Vaughn Clift, M.D.                  --             $ --           --            250,000            $ --              $ --
                              ---------------- ------------- ------------- ------------------ ---------------- -----------------
Total:                            38,400         $57,600        61,600         2,200,000         $ 227,920           $ --

         (1) The value of unexercised "in-the-money" options equals the difference between the option exercise price and the closing price of the Company's stock at year end, multiplied by the number of shares underlying the options. The closing price of the Company's stock on December 31, 2002, as reported on AMEX, was $5.20.

         (2) Mr. Tompkins left the employment of the Company in September 2002. Upon separation, options to acquire 100,000 shares of Common Stock immediately vested, with options to acquire an additional 61,600 shares of Common Stock remaining unexercised at December 31, 2002. The options to acquire the remaining 61,600 shares of Common Stock were exercised by Mr. Tompkins in January 2003

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.

The following paragraphs constitute the report of the Compensation Committee of the Board of Directors on executive compensation policies for the fiscal year ended December 31, 2002. In accordance with SEC rules, this report shall not be deemed to be incorporated by reference into any statements or reports filed by the Company with the SEC that do not specifically incorporate this report by reference, even if this proxy statement is incorporated into any such report.

The Compensation Committee oversees and administers the Company's compensation program for its executive officers. The Compensation Committee bases its decisions on both individual performance and the Company's financial results. All compensation decisions are made solely by the Compensation Committee; however, the Compensation Committee may consult with the Chairman of the Board or the Company's Chief Executive Officer as part of its decision making process when examining their respective compensation packages.

Objectives. The objectives of the Company's executive compensation program are to:

         o    Attract and retain talented and productive executive officers;
         o Provide incentives for executive officers for superior performance; and
         o Align interests of the executive officers with those of the Company and reward executive officers according to their contribution to the Company's success.

Components. The principal elements of the compensation program for executive officers are base salary, performance-based annual bonuses and stock options. For a summary of the executive compensation for fiscal year 2002, see the Summary Compensation Table under the heading "Remuneration of Officers and Directors" above.

Base Salaries. In connection with the Company's sale of the Series A Stock, the Company agreed that it would not provide any base salary compensation to its Chief Executive Officer, President or Chief Financial Officer for a period of 12 calendar months following the consummation of such sale. Therefore, during the 2002 calendar year, Chief Executive Officer, President and Chief Financial Officer did not receive any base salary compensation from the Company. The Company did however, in accordance with the terms of their applicable employment agreements, pay base salary compensation to the Company's Senior Vice President and Director of Research, as well as its Vice President of Operations.

The base salary compensation paid by the Company's Senior Vice President and Director of Research and its Vice President of Operations, are governed by the terms and subject to the conditions of their respective employment agreements with the Company. For a further discussion of some of the material terms of such agreements, please see the section entitled "Employment Agreements" below.

Bonuses. The Company rewards its executive officers with annual bonuses based upon the performance of the Company and each executive. Bonuses are generally paid if the Company meets or surpasses certain annual objectives and if the executive meets or exceeds certain non-financial objectives. The annual objectives for the Company and the performance standards for executives are generally established by the Committee.

Stock Options. The Committee views stock options as its primary long-term compensation vehicle for the Company executive officers. Stock options generally are granted at the prevailing market price on the date of grant and will have value only if the Company's stock price increases. Grants of stock options generally are based upon the performance of the Company, the level of the executive's position within the Company and an evaluation of the executive's past and expected future performance. The Committee grants stock options periodically, but not necessarily on an annual basis.

Chief Executive Officer. Pursuant to the Company's agreement with the holders of the Series A Stock, no base salary compensation was provided to Mr. Macaluso for the fiscal year ended December 31, 2002.

At the close of the period covered by the foregoing report, Messrs. Morrell (Chairman), De Martino and Smith were the sole members of the Compensation Committee.

                                By the members of the Compensation Committee:
                                           Steven Morrell, Chairman
                                           Ralph De Martino
                                           Ashley Smith


DIRECTOR COMPENSATION.

Directors who are also employees of the Company do not receive compensation for their services as directors. In consideration for the Company's independent directors services, the Company provided, for the fiscal year ended December 31, 2002, each independent director with a stipend of $15,000 plus options to purchase 100,000 shares of Common Stock at $6 per share. The options granted to the independent directors vest over a period of three years from the date of grant.

Mr. Frank DeLape, Chairman of the Board, received a $236,000 bonus in 2002 in recognition of his efforts in helping the Company to remove the United States Food and Drug Administration clinical hold on the Company's principal product helping the Company set-up its European operations. Mr. DeLape was granted options to purchase 400,000 shares of Common Stock on February 25, 2003 for an exercise price of $4.50 per share, of which options to acquire 200,000 shares vest on February 25, 2004 and options to acquire the remaining 200,000 shares vest on February 25, 2005. Mr. DeLape's 2003 annual compensation is $175,000, plus a $1,000 monthly car allowance.

EMPLOYMENT AGREEMENTS.

The Company has entered into employment agreements with Olga Marko, William K. Boss, Jr., Brian Whitley and Vaughan Clift.

Mrs. Marko entered into an employment agreement with the Company, dated August 10, 2001, for a term of sixty (60) months at an annual base salary of $130,000. The base salary shall increase on an annual basis by the same percentage that the Consumer Price Index has increased during the same time frame or at the direction of the Board of Directors, whichever is higher. Mrs. Marko is eligible for an annual bonus to be determined by the Board of Directors in its sole discretion. If the employment agreement is terminated by the Company without cause, Mrs. Marko will be entitled to a twelve (12) month severance payment.

Dr. Boss entered into an employment agreement with the Company, dated August 10, 2001, and later amended on February 28, 2002 as follows (a) during the first year of the term, Dr. Boss will receive 60,000 shares of Common Stock; (b) an annual compensation of $50,000 for 2002; and (c) an annual compensation of $60,000 for 2003. For this compensation, Dr. Boss agrees to devote 25 mutually agreeable days per year as requested by the Company (i.e., out-of-town meetings, etc.). If the employment agreement is terminated by the Company without cause, Dr. Boss will be entitled to a three (3) month severance payment.

Mr. Whitley entered into an employment agreement with the Company, dated September 1, 2001, for a term of sixty (60) months at an annual base salary as follows: (a) $4,000 per month for September 2001 through December 2001; and (b) $10,000 per month for months subsequent to December 31, 2001. Mr. Whitley is eligible for an annual bonus to be determined by the Board of Directors in its sole discretion. If the employment agreement is terminated by the Company without cause, Mr. Whitley will be entitled to a three (3) month severance payment. Mr. Whitley left the employment of the Company in March 2003.

Mr. Clift entered into an employment agreement with the Company, dated May 28, 2002, for a term of thirty-six (36) months at an annual base salary of $175,500. Mr. Clift is eligible for an annual bonus to be determined by the Board of Directors in its sole discretion. If the employment agreement is terminated by the Company without cause, Mr. Clift will be entitled to a two (2) month severance payment.

The Company does not have employment agreements with Frank DeLape, Michael Macaluso, Michael Avignon, or Jeffrey W. Tomz.

CONSULTING AND OTHER AGREEMENTS.

None.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

None.

STOCK OPTION PLAN.

The Company's Board of Directors adopted and stockholders have approved the Company's 2001 Incentive and Nonstatutory Stock Option Plan (the "2001 PLAN") reserving 5,000,000 shares of Common Stock for the issuance of options to employees, directors and consultants of the Company. The Company's Board of Directors adopted, subject to shareholder approval, the Company's 2003 Incentive and Nonstatutory Stock Option Plan (the "2003 PLAN") reserving 2,250,000 shares of Common Stock for the issuance of options to employees, directors and consultants of the Company. The purpose of the 2001 Plan and 2003 Plan is to promote the interests of the Company and to motivate, attract and retain the services of persons upon whose judgment, efforts and contributions the success of the Company's business depends. A further purpose of the 2001 Plan and 2003 Plan is to align the personal interests of such persons with the interests of stockholders of the Company through equity participation in the Company's growth and success. The 2001 Plan and 2003 Plan provide for grants of non-qualified options, incentive stock options and restricted stock awards, or any combination of the foregoing.

As of the Record Date, options to acquire 4,529,500 shares of the Common Stock have been granted under the 2001 Plan, and options to acquire 1,320,000 shares of Common Stock have been granted under the 2003 Plan. Also as of the Record Date, options to acquire 100,000 shares of Common Stock granted under the 2001 Plan have been exercised by recipients, and options to acquire 0 shares of Common Stock granted under the 2003 Plan have been exercised by recipients. Finally, as of the Record Date, options to acquire 421,417 shares of Common Stock which were granted under the 2001 Plan have vested, while none of the options to acquire Common Stock granted under the 2003 Plan have vested. The options to acquire the shares of Common Stock granted under the 2001 Plan and 2003 Plan have an exercise price ranging from $1.50 per share to $6.50 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

The following paragraphs set forth the reportable transactions in the last fiscal year between Isolagen and its executive officers, directors or affiliates. See "Compensation of Directors and Executive Officers -- Employment Agreements" and "Compensation of Directors and Executive Officers Consulting and Other Arrangements" for descriptions of the terms of employment and consulting agreements between Isolagen and certain officers, directors and other related parties.

TRANSACTIONS WITH MANAGEMENT AND OTHERS.

None.

                         INDEPENDENT PUBLIC ACCOUNTANTS
                         ------------------------------

The Board of Directors has selected Pannell Kerr Forster of Texas, P.C. ("PANNELL KERR") as independent certified public accountants to audit the consolidated financial statements of the Company for its fiscal year ending December 31, 2003. The stockholders of the Company are being asked to ratify this appointment. The Company has been informed that neither Pannell Kerr nor any of its partners have any direct financial interest or any material indirect financial interest in the Company nor have had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Representatives of Pannell Kerr are not expected to be present at the Annual Meeting.

For the fiscal year ending December 31, 2002, fees to Pannell Kerr were as follows:

         o audit fees of approximately $27,000, of which an aggregate amount of $0 had been billed through December 31, 2002.
         o    all other (non-audit) fees in 2002 were $10,500.
         o there were no fees paid for financial information systems design and implementation.

      DISCUSSION OF PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS
      ---------------------------------------------------------------------

                                   PROPOSAL 1:
       TO APPROVE THE ADOPTION OF THE ISOLAGEN, INC. 2003 STOCK OPTION AND
                            APPRECIATION RIGHTS PLAN

GENERAL

On January 29, 2003, the Company's Board of Directors adopted, subject to stockholder approval, the Isolagen, Inc. 2003 Stock Option and Appreciation Rights Plan (the "PLAN"). The statements contained in this Proxy Statement concerning the terms and provisions of the Plan are summaries only and are qualified in their entirety by reference to the full text of the Plan, as amended, a copy of which is attached hereto as Appendix I.

The Plan is not subject to the provisions of the Employment Retirement Income Security Act and is not a "qualified plan" within the meaning of Section 401 of the Internal Revenue Code, as amended (the "CODE").

The primary objective of the Plan is to promote stockholder value by providing appropriate incentives to key employees and certain other individuals who perform services for the Company and its affiliates. Persons eligible to receive awards under the Plan include the officers, directors, employees and consultants of the Company or any of its subsidiaries. There are approximately forty (40) persons currently eligible to participate in the Plan, with actually eligibility being determined by the Company's Board of Directors.

The Plan is administered by the Company's Board of Directors. The Company's Board of Directors has exclusive discretion to select the participants who will receive awards under the Plan (each a "PARTICIPANT") and to determine the type, size and terms of each award. The Board will also make all other determinations that it decides are necessary or desirable in the interpretation and administration of the Plan.

SHARES SUBJECT TO THE PLAN

Pursuant to the Plan, the Board may grant awards covering at any one time up to 2,250,000 shares of Common Stock. The number of shares of Common Stock available under the Plan are subject to adjustment to prevent the dilution of rights of Plan participants resulting from stock dividends, stock splits, recapitalizations or similar transactions.

AWARDS UNDER THE PLAN

Under the Plan, the Board may grant awards in the form of incentive stock options ("INCENTIVE OPTIONS"), as defined in Section 422 of the Code, as well as options which do not so qualify ("NON-QUALIFIED OPTIONS"), and stock appreciation rights ("SARS"). Incentive Options and Non-Qualified Options together are referred to herein as "Options."

Options. The duration of any Option shall be within the sole discretion of the Board; provided, however, that any Incentive Option granted to a 10% or less stockholder or any Non-Qualified Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the Option is granted. At least six months shall elapse from the date on which an Option is granted to a director, officer or beneficial owner of more than 10% of the outstanding Common Stock under the Plan by the Board to the date on which any share of Common Stock underlying such Option is sold or any SAR associated with such Option is exercised, unless the Board otherwise consents in writing. The price at which each share of Common Stock covered by an Option may be purchased shall be determined by the Board, provided that the Option price for any Incentive Option shall not be less than the fair market value of the Common Stock at the time of grant; provided, however that the price at which each share of Common Stock covered by an Incentive Option may be purchased shall not be less than 110% of the fair market value of the Common Stock at the time of grant.

SARs. Upon the exercise of an SAR, the holder will receive cash or Common Stock (or may receive a combination thereof), the aggregate value of which equals the amount by which the fair market value per share of the Common Stock on the exercise date exceeds the exercise price of the SAR, multiplied by the number of shares underlying the exercised portion of the SAR. An SAR may be granted in tandem with or independently of a Non-Qualified Option. SARs will be subject to such conditions and will be exercisable at such times as determined by the Board, but the exercise price per share must be at least the fair market value of a share of Common Stock on the date of grant.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL

If the employment or service of a Participant is terminated for cause, the Options and SARs, if any, of such Participant, both accrued and future, then outstanding shall terminate immediately. If the employment or service of the Participant is terminated by either the Participant or the Company for any reason other than for cause, death, or for disability, as defined in Section 22(e)(3) of the Code, the Options and SARs, if any, of such Participant then outstanding shall be exercisable by such Participant at any time prior to the expiration of the Options or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Options at the date of such termination. In the case of a Participant who becomes disabled, as defined by Section 22(e)(3) of the Code, the option rights of such Participant under any then outstanding Non-Qualified or Incentive Option shall be exercisable by such Participant at any time prior to the expiration of the Options or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Options at the date of such termination. In the event of the death of a Participant, the option rights of such Participant under any then outstanding Non-Qualified or Incentive Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Options or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Options, and SARs, if any, at the date of death. If a person or estate acquires the right to exercise a Non-Qualified or Incentive Option by bequest or inheritance, the Board of Directors may require reasonable evidence as to the ownership of such Options, and may require such consents and releases of taxing authorities as the Board may deem advisable.

FEDERAL TAX CONSEQUENCES

The federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

Non-Qualified Options. Under present regulations, a Participant who is granted a Non-Qualified Option will not realize taxable income at the time the Option is granted. In general, a Participant will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the Option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The Participant's basis in the shares so acquired will be equal to the Option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the Participant will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the Option is exercised.

Incentive Options. A Participant is not taxed at the time an Incentive Option is granted. The tax consequences upon exercise and later disposition depend upon whether the Participant was an employee of the Company or its subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of death or disability) and on whether the Participant holds the shares for more than one year after exercise and two years after the date of grant of the Option. If the Participant satisfies both the employment rule and the holding rule, for regular tax purposes the Participant will not realize income upon exercise of the Option and the Company will not be allowed an income tax deduction at any time. The difference between the Option price and the amount realized upon disposition of the shares by the

Participant will constitute a long-term capital gain or a long-term capital loss, as the case may be. Neither the employment rule nor the holding rule will apply to the exercise of an Option by the estate of a Participant, provided that the Participant satisfied the employment rule as of the date of such Participant's death. If the Participant meets the employment rule but fails to observe the holding rule (a "DISQUALIFYING DISPOSITION"), the Participant generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the Option price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the Participant as capital gain (long-term or short-term depending on the length of time the stock was held after the Option was exercised). If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the Participant is generally limited to the excess of the sales price over the Option price. In both situations, the Company's tax deduction is limited to the amount of ordinary income recognized by the Participant. Different consequences will apply for a Participant subject to the alternative minimum tax.

Withholding. The Company shall have the right to reduce the number of shares of Common Stock deliverable pursuant to the Plan by an amount which would have a fair market value equal to the amount of all federal, state or local taxes to be withheld, based on the tax rates then in effect or the tax rates that the Company reasonably believes will be in effect for the applicable tax year, or to deduct the amount of such taxes from any cash payment to be made to a Participant, pursuant to the Plan or otherwise.

NEW PLAN BENEFITS

It is not possible to predict the individuals who will receive future awards under the Plan or the number of shares of Common Stock covered by any future award because such awards are wholly within the discretion of the Board of Directors. The last reported trade price on April 4, 2003 was $4.25.

TERMINATION OR AMENDMENT OF THE PLAN

The Board of Directors may at any time terminate the Plan or make such amendments thereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to applicable law; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, affect or impair the rights of such individual under such Option. Pursuant to Section 422(b)(2) of the Code, no Incentive Option may be granted pursuant to this Plan more than ten years from the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE ISOLAGEN, INC.'S 2003 STOCK OPTION AND APPRECIATION RIGHTS PLAN.

                                   PROPOSAL 2:
        TO RATIFY APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The board of directors, upon recommendation of the Audit Committee, concluded that the continued engagement of Pannell Kerr Forster of Texas, P.C. as our independent public accountants was in the best interests of Isolagen. In the past fiscal year there have been no changes in and no disagreements with our accountants on accounting and financial disclosure matters.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PANNELL KERR FORSTER OF TEXAS, P.C. AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

                                   PROPOSAL 3:
       TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE CLASSIFICATION OF THE BOARD OF DIRECTORS INTO THREE CLASSES OF
                    DIRECTORS WITH STAGGERED TERMS OF OFFICE

The Board of Directors has unanimously approved and recommends the approval of the revision of Article X to the Certificate to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office, including the corresponding amendments to the bylaws of the Company (the "BYLAWS").

The Company's Bylaws now provide that all directors are to be elected annually for a term of one year. Delaware law permits provisions in a company's certificate of incorporation or bylaws approved by stockholders that provide for a classified board of directors. The proposed classified board amendment to the Certificate and conforming amendments to the Bylaws would provide that directors will be classified into three classes, as nearly equal in number as possible. One class would hold office initially for a term expiring at the 2004 annual meeting; another class would hold office initially for a term expiring at the 2005 annual meeting; and another class would hold office initially for a term expiring at the 2006 annual meeting. At each annual meeting following this initial classification and election, the successors to the class of directors whose term expires at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election or until their successors have been duly elected and qualified. See "Election of Directors" in this Proxy Statement, as to the composition of each class of directors if this proposal is adopted.

The classified board of directors proposal is designed to assure continuity and stability in the Board of Directors' leadership and policies by ensuring that at any given time a majority of the directors will have prior experience with the Company and therefore will be familiar with its business operations. This permits more effective long-term strategic planning and promotes the creation of long-term value for the stockholders. While the Company has not experienced such continuity problems in the past, the Board of Directors wishes to ensure that this experience will continue. The Board of Directors believes that the classified board proposal will assist the Board of Directors in protecting the interests of the Company's stockholders in the event of an unsolicited offer for the Company. The Board of Directors also believes that this stability helps promote the creation of long term stockholder value and, as in the case with certain of the other proposed amendments, the Board of Directors believes this will encourage any potential acquirer to negotiate directly with the Board of Directors, thereby giving the Board of Directors added leverage in such negotiations.

The proposed classified board amendment will extend the time required to effect a change in control of the Board of Directors through the election of directors and may discourage hostile takeover bids for the Company. Currently, a change in control of the Board of Directors can be completed by stockholders holding a majority of the votes cast at a single annual meeting. If the Company implements a classified Board of Directors, even if a takeover bidder were to acquire a majority of the voting power of the Company's outstanding Common Stock, it will take at least two annual meetings to effectuate a change in control of the Board of Directors because only a minority of the directors will be elected at each meeting. Notwithstanding any other provision of the Company's Certificate of Incorporation, as amended from time to time, this provision of the Certificate will not be subject to amendment by vote of less that _66 2/3 % percent of the voting power of all outstanding stock of the Company entitled to vote present, in person or represented by proxy on such an amendment at a stockholders' meeting duly called for such purpose This could discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests. The classified board proposal also will make it more difficult for the stockholder to change the composition of the Board of Directors even if the stockholders believe such a change would be desirable. Because of the additional time required to change the control of the Board of Directors, the classified board proposal will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company.

Under Delaware law, directors chosen to fill vacancies on a classified board hold office until the next election of the class for which such directors have been chosen, or until their successors are elected and qualified. Delaware law also provides that, unless the certificate of incorporation provides otherwise, directors serving on a classified board of directors may be removed only for cause. The Company's Certificate containing the revised Article X will not provide otherwise. Accordingly, if the classified board proposal is approved by the stockholders, directors will be permitted to be removed only for cause by the affirmative vote of holders of at least a majority of the outstanding shares of Common Stock. Presently, all directors of the Company are elected annually and all of the directors may be removed, with or without cause, by a majority vote of the outstanding shares of the Common Stock. Cumulative voting is not authorized by the Certificate.

If the amendment to the Company's Certificate of Incorporation is approved, the classification of the Board of Directors into three classes of Directors will become effective upon our filing of the Certificate of Amendment with the Delaware Secretary of State, which filing will be made promptly after the Annual Meeting. The current text of Article X of the Certificate of Incorporation is attached as Appendix III. The proposed text of Article X of the Certificate of Incorporation is attached as Appendix IV.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE CLASSIFICATION OF THE BOARD OF DIRECTORS INTO THREE CLASSES OF DIRECTORS.

                                   PROPOSAL 4:
                              ELECTION OF DIRECTORS

The Board of Directors currently consists of seven (7) members.

The Board of Directors has nominated the following seven persons for election as directors of the Company : William K. Boss, Jr., Steven Morrell, Ashley Smith, Ralph De Martino, Michael Macaluso, Michael Avignon and Frank DeLape. If Proposal 3 is approved, these directors will serve as follows:

         o William K. Boss, Jr. and Steven Morrell for Class I which term expires at the 2004 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.
         o Ashley Smith and Ralph De Martino for Class II which term expires at the 2005 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.
         o Michael Macaluso, Michael Avignon and Frank DeLape for Class III which term expires at the 2006 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.

If Proposal 3 is not approved, these directors will serve until such director's successor is elected and qualified.

The persons named in the proxy will vote FOR these nominees, except where authority has been withheld as to a particular nominee.

The nominees for director receiving a plurality of the votes represented by the shares of Common Stock and Series A Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be elected as directors. The nominees have consented to being named in this Proxy Statement and to serve their terms if elected. If the nominees should for any reason become unavailable for election, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute designated by the Board of Directors of the Company.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THESE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY.

                              OTHER PROPOSED ACTION
                              ---------------------

The board of directors does not intend to bring any other matters before the Annual Meeting, nor does the board of directors know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the board of directors.

Stockholders should note that the Isolagen By-Laws provide that no proposals or nominations of directors by stockholders shall be presented for a vote at an Annual Meeting of stockholders unless notice complying with the requirements in the By-Laws is provided to the board of directors or the Isolagen Secretary no later than the close of business on the fifth day following the day on which notice of the Annual Meeting is first given to stockholders.

                      STOCKHOLDER PROPOSALS AND SUBMISSIONS
                      -------------------------------------

The board of directors presently intends to hold the Company's next Annual Meeting on or about June 18, 2004. A proxy statement and notice of this meeting will be mailed to all stockholders approximately one month prior to that date. In order to be eligible for inclusion in the Company's proxy statement for the 2004 Annual Meeting , a proposal of a stockholder must be received by the Company at its principal executive offices located in Houston, Texas no later than 120 days prior to the first anniversary of the date of this proxy statement (the "DEADLINE"); provided, however, that in the event that the date of the meeting is advanced by more than 30 days from the date of the 2003 Annual Meeting , notice by the stockholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made. The Securities and Exchange Commission rules establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company's proxy statement with respect to regularly scheduled annual meetings. All stockholder proposals received after the Deadline will be considered untimely and will not be included in the proxy statement for the 2004 Annual Meeting . The Securities and Exchange Commission rules set forth standards as to what stockholder proposals are required to be included in a proxy statement. Also, the notice must meet the other requirements contained in the Company's bylaws. A copy of the relevant bylaw provisions containing the requirements for making stockholder proposals may be obtained by contacting the Company's Secretary at the executive offices of the Company.

Whether or not you expect to be present at the Annual Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

                                        By Order of the Board of Directors

                                        ISOLAGEN, INC.


                                         /s/ Jeffrey W. Tomz
                                        -------------------------------------
                                        Jeffrey W. Tomz
                                        Chief Financial Officer and Secretary
Houston, Texas
April 9, 2003

                                   APPENDIX I
                                   ----------

                                 ISOLAGEN, INC.

                 2003 STOCK OPTION AND APPRECIATION RIGHTS PLAN

                                    ARTICLE I
                            ESTABLISHMENT AND PURPOSE

         Section 1.1 Isolagen, Inc., a Delaware corporation (the "Company"), hereby establishes a stock option plan to be named the 2003 Stock Option and Appreciation Rights Plan (the "2003 Plan").

         Section 1.2 The purpose of the 2003 Plan is to induce persons who are officers, directors, employees and consultants of the Company or any of its subsidiaries who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer such persons incentives and rewards in recognition of their contributions to the Company's progress, and to encourage such persons to continue to promote the best interests of the Company. The 2003 Plan provides for the grant of options to purchase shares of common stock of the Company, par value U.S. $0.001 per share (the "Common Stock"), which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to be issued to such persons who are employees or officers, as well as options which do not so qualify ("Non-Qualified Options") to be issued to officers, directors, employees and consultants. The 2003 Plan also provides for grants of stock appreciation rights ("Rights") in connection with the grant of options under the 2003 Plan. Incentive Options and Non-Qualified Options may be collectively referred to hereinafter as the "Options" as the context may require.

         Section 1.3 All stock options granted by the Company on or after the date that this 2003 Plan has been approved and adopted by the Company's stockholders shall be governed by the terms and conditions of this 2003 Plan unless the terms of such option specifically indicate that it is not to be governed by this 2003 Plan.

                                   ARTICLE II
                                 ADMINISTRATION

         Section 2.1 All determinations under the 2003 Plan concerning the selection of persons eligible to receive awards under the 2003 Plan and with respect to the timing, pricing and amount of a grant or award under this 2003 Plan shall be made by the administrator (the "Administrator") of the 2003 Plan. The Administrator shall be the Company's Board of Directors (the "Board"). With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 ("Exchange Act"), transactions under this 2003 Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the 2003 Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

         Section 2.2 The provisions of this 2003 Plan relating to Incentive Options are intended to comply in every respect with Section 422 of the Code and the regulations promulgated thereunder ("Section 422"). In the event any future statute or regulation shall modify Section 422, this 2003 Plan shall be deemed to incorporate by reference such modification. Any stock option agreement relating to any Incentive Option granted pursuant to this 2003 Plan outstanding and unexercised at the time that any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification, and no notice of such modification need be given to the Optionee. Any stock option agreement relating to an Incentive Option shall provide that the Optionee hold his stock received upon exercise of such Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of the exercise of such Incentive Option absent the written approval, consent or waiver of the Administrator.

         Section 2.3 If any provision of this 2003 Plan is determined to disqualify the shares of Common Stock purchasable pursuant to the Incentive Options granted under this 2003 Plan from the special tax treatment provided by
Section 422, such provision shall be deemed to incorporate by reference the modification required to qualify the shares of Common Stock for said tax treatment.

         Section 2.4 The Company shall grant Incentive Options and Non-Qualified Options (collectively, "Options"), and Rights under the 2003 Plan in accordance with determinations made by the Board pursuant to the provisions of the 2003 Plan. All Options granted pursuant to the 2003 Plan shall be clearly identified as Incentive Options or Non-Qualified Options. The Administrator may from time to time adopt (and thereafter amend or rescind) such rules and regulations for carrying out the 2003 Plan and take such action in the administration of the 2003 Plan, not inconsistent with the provisions hereof, as it shall deem proper. The Board shall have plenary discretion, subject to the express provisions of this 2003 Plan, to determine which officers, directors, employees and consultants shall be granted Options, the number of shares subject to each Option, the time or times when an Option may be exercised (whether in whole or in installments), whether stock appreciation rights under Section 7.6 hereof shall be granted, the terms and provisions of the respective option agreements (which need not be identical), including such terms and provisions which may be amended from time to time as shall be required, in the judgment of the Administrator, to conform to any change in any law or regulation applicable hereto, and to make all other determinations deemed necessary or advisable for the administration of the 2003 Plan. The interpretation and construction of any provisions of the 2003 Plan by the Administrator (unless otherwise determined by the Board of Directors) shall be final, conclusive and binding upon all persons.

         Section 2.5 No member of the Administrator shall be liable for any action or determination made in good faith with respect to the 2003 Plan or any Option granted under it. A member of the Administrator shall be indemnified by the Company, pursuant to the Company's By-Laws, for any expenses, judgments or other costs incurred as a result of a lawsuit filed against such member claiming any rights or remedies due to such member's participation in the administration of the 2003 Plan.

                                   ARTICLE III
                      TOTAL NUMBER OF SHARES TO BE OPTIONED

         Section 3.1 There shall be reserved for issuance or transfer upon exercise of Options to be granted from time to time under this 2003 Plan an aggregate of 2,250,000 shares of Common Stock, US$0.001 par value per share, of the Company (subject to adjustment as provided in Article VIII hereof). The shares issued by the Company under the 2003 Plan may be either issued shares reacquired by the Company at any time or authorized but unissued shares, as the Board from time to time may determine.

         Section 3.2 In the event that any outstanding Options under the 2003 Plan for any reason expire or are terminated without having been exercised in full or shares of Common Stock subject to Options are surrendered in whole or in part pursuant to stock appreciation rights granted under Section 7.6 hereof (except to the extent that shares of Common Stock are paid to the holder of the Option upon such surrender) the unpurchased shares of Common Stock subject to such Option and any such surrendered shares may again be available for transfer under the 2003 Plan.

         Section 3.3 No Options shall be granted pursuant to this 2003 Plan to any Optionee after the tenth anniversary of the earlier of the date that this 2003 Plan is adopted by the Board or the date that this 2003 Plan is approved by the Company's stockholders.

                                   ARTICLE IV
                                   ELIGIBILITY

         Section 4.1 Non-Qualified Options may be granted pursuant to this 2003 Plan only to officers, directors, employees and consultants who are not employees of the Company or any of its subsidiaries at the discretion of the Administrator. Incentive Options may be granted pursuant to this 2003 Plan only to officers, directors (who are also employees), and employees of the Company or any of its subsidiaries at the discretion of the Administrator. Persons granted Options pursuant to this 2003 Plan are hereinafter referred to as "Optionees." For purposes of determining who is an employee with respect to eligibility for Incentive Options, Section 422 shall govern. The Administrator may determine in its sole discretion that any person who would otherwise be eligible to be granted Options shall, nonetheless, be ineligible to receive any award under this 2003 Plan.

         Section 4.2 The Administrator will, in its discretion, determine the persons to be granted Options, the time or times at which Options shall be granted, the number of shares subject to each Option, the terms of a vesting or forfeiture schedule, if any, the type of Option issued, the period during which they may be exercised, the manner in which Options may be exercised and all other terms and conditions of the Options; provided, however, no Option will be granted which has terms or conditions inconsistent with those stated in Articles V and VI hereof. Relevant factors in making such determinations may include the value of the services rendered by the respective Optionee, his present and potential contributions to the Company, and such other factors which are deemed relevant in accomplishing the purpose of the 2003 Plan.

                                    ARTICLE V
                         TERMS AND CONDITIONS OF OPTIONS

         Section 5.1 Each Option granted under the 2003 Plan shall be evidenced by a Stock Option Certificate and Agreement in a form not inconsistent with the 2003 Plan, provided that the following terms and conditions shall apply:

                  (a) The price at which each share of Common Stock covered by an Option may be purchased shall be set forth in the Stock Option Certificate and Agreement and shall be determined by the Administrator, provided that the Option price for any Incentive Option shall not be less than the "fair market value" of the common stock at the time of grant. Notwithstanding the foregoing, if an Incentive Option to purchase shares is granted pursuant to this 2003 Plan to an Optionee who, on the date of the grant, directly or indirectly owns more than 10% of the voting power of all classes of capital stock of the Company or its parent or subsidiary, not including the stock obtainable under the Option, the minimum exercise price of such Option shall be not less than 110% of the "fair market value" of the shares of Common Stock on the date of grant in accordance with Section 5.1(b) below.

                  (b) The "fair market value" shall be determined by the Administrator, which determination shall be binding upon the Company and its officers, directors, employees and consultants. The determination of the fair market value shall be based upon the following: (i) if the Common Stock is not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the common stock published by a recognized stock quotation service, on the basis of the recent purchases and sales of the common stock in arms-length transactions; or (ii) if the Common Stock is not then listed and traded upon a recognized securities exchange or quoted on The Nasdaq Stock Market, Inc. ("Nasdaq"), and there are reports of stock prices by a recognized quotation service, upon the basis of the mean between the closing bid and asked quotations for such stock on the date of grant as reported by a recognized stock quotation service, or, if there are no bid or asked quotations on that day, then upon the basis of the mean between the bid and asked quotations for such stock on the date nearest preceding that day; or
         (iii) if the Common Stock shall then be listed and traded upon a recognized securities exchange or quoted on Nasdaq, upon the basis of the mean between the highest and lowest selling prices at which shares of the Common Stock were traded on such recognized securities exchange on that date or, if the Common Stock was not traded on such date, upon the basis of the mean of such prices on the date nearest preceding that date. In the absence of any of the above-referenced evidence of fair market value, the Administrator shall consider such other factors relating to the fair market value of the Common Stock as it shall deem appropriate.

                  (c) For the purpose of determining whether an Optionee owns more than 10% of the voting power of all classes of stock of the Company, an Optionee is considered to own those shares which are owned directly or indirectly through brothers and sisters (including half-blooded siblings), spouse, ancestors and lineal descendants; and proportionately as a stockholder of a corporation, a partner of a partnership, and/or a beneficiary of a trust or an estate that owns shares of the Company.

                  (d) Notwithstanding any other provision of this 2003 Plan, in accordance with the provisions of Section 422(d) of the Code, to the extent that the aggregate fair market value (determined at the time the Option is granted) of the stock of the Company with respect to which Incentive Options (without reference to this provision) are exercisable for the first time by any individual in any calendar year under any and all stock option plans of the Company, its subsidiary corporations and its parent (if any) exceeds US$100,000, such Options shall be treated as Non-Qualified Options.

                  (e) An Optionee may, in the Administrator's discretion, be granted more than one Incentive Option or Non-Qualified Option during the duration of this 2003 Plan, and may be issued a combination of Non-Qualified Options and Incentive Options; provided that non-employees are not eligible to receive Incentive Options.

                  (f) The duration of any Option and any Right related thereto shall be within the sole discretion of the Administrator; provided, however, that any Incentive Option granted to a 10% or less stockholder or any Non-Qualified Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the Option is granted.

                  (g) Any Option and any Right related thereto shall not be transferable by the Optionee other than by will, or by the laws of descent and distribution. An Option may be exercised during the Optionee's lifetime only by the Optionee.

                  (h) At least six months shall elapse from the date on which an Option is granted to a director, officer or beneficial owner of more than 10% of the outstanding common stock under this 2003 Plan by the Administrator to the date on which any share of common stock underlying such Option is sold or any Right associated with such Option is exercised, unless the Administrator otherwise consents in writing.

                  (i) In the event that stockholder approval of the 2003 Plan is not obtained within one year of the adoption of the Plan by the Board or within such other time period required under Section 422 and the regulations thereunder, all Options issued and issuable hereunder shall automatically be deemed to be Non-Qualified Options.

                  (j) The Administrator may impose such other conditions with respect to the exercise of options, including without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

                                   ARTICLE VI
                        EMPLOYMENT OR SERVICE OF OPTIONEE

         Section 6.1 If the employment or service of an Optionee is terminated for cause, the Option and Rights, if any, of such Optionee, both accrued and future, under any then outstanding Non-Qualified or Incentive Option shall terminate immediately. Unless the Administrator determines to define "cause" differently and such definition is set forth in the Stock Option Certificate, "cause" shall mean incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, unauthorized disclosure of customer lists, product lines, processes or trade secrets of the Company, individually or as an employee, partner, associate, officer or director of any organization. The determination of the existence and the proof of "cause" shall be made by the Administrator and, subject to the review of any determination made by the Administrator, such determination shall be binding on the Optionee and the Company.

         Section 6.2 If the employment or service of the Optionee is terminated by either the Optionee or the Company for any reason other than for cause, death, or for disability, as defined in Section 22(e)(3) of the Code, the Option and Rights, if any, of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

         Section 6.3 In the case of an Optionee who becomes disabled, as defined by Section 22(e)(3) of the Code, the Option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

         Section 6.4 In the event of the death of an Optionee, the Option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Option or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option, and Rights, if any, at the date of death. If a person or estate acquires the right to exercise a Non-Qualified or Incentive Option by bequest or inheritance, the Administrator may require reasonable evidence as to the ownership of such Option, and may require such consents and releases of taxing authorities as the Administrator may deem advisable.

         Section 6.5 In addition to the requirements set forth in the 2003 Plan, the Administrator may set such other targets, restrictions or other terms relating to the employment or service of the Optionee, including but not limited to a requirement that an employee must be continuously employed by the Company for such period of time as the Administrator, in its discretion, deems advisable before the right to exercise any portion of an Option granted to such employee will accrue, which targets, restrictions, or terms must be fulfilled or complied with, as the case may be, prior to the exercise of any portion of an Option, and/or Rights, if any, granted to any Optionee.

         Section 6.6 Options and/or Rights, if any, granted under the 2003 Plan shall not be affected by any change of duties or position, so long as the Optionee continues in the service of the Company.

         Section 6.7 Nothing contained in the 2003 Plan, or in any Option and/or Rights, if any, granted pursuant to the 2003 Plan, shall confer upon any Optionee any right with respect to continuance of employment or service by the Company nor interfere in any way with the right of the Company to terminate the Optionee's employment or service or change the Optionee's compensation at any time.

                                   ARTICLE VII
                               PURCHASE OF SHARES

         Section 7.1 Except as provided in this Article VII, an Option shall be exercised by tender to the Company of the total exercise price of the shares with respect to which the Option is exercised and written notice of the exercise. The right to purchase shares shall be cumulative so that, once the right to purchase any shares has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. A partial exercise of an Option shall not affect the right of the Optionee to exercise the Option from time to time, in accordance with the 2003 Plan, as to the remaining number of shares subject to the Option. The purchase price of the shares shall be in United States dollars, payable in cash or by certified bank check. Notwithstanding the foregoing, in lieu of cash, an Optionee may, with the approval of the Administrator, exercise his Option by tendering to the Company shares of the common stock of the Company or Options to purchase shares of Common Stock of the Company owned by him and having an aggregate fair market value at least equal to the total exercise price. The fair market value of any shares of common stock so surrendered shall be determined by the Administrator in accordance with Section 5.1(b) hereof. The fair market value of any Options tendered as consideration for an Option exercise shall be determined by subtracting the Option exercise price per share from the fair market value of a share of Common Stock and multiplying that difference by the number of shares to which the surrendered Option relates.

         Section 7.2 Except as provided in Article VI, an Option may not be exercised unless the holder thereof is an officer, director, employee or consultant of the Company at the time of exercise.

         Section 7.3 No Optionee, or optionee's executor, administrator, legatee, distributee or other permitted transferee, shall be deemed to be a holder of any shares subject to an Option for any purpose whatsoever unless and until a stock certificate or certificates for such are issued to such person(s) under the terms of the 2003 Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article VIII hereof.

         Section 7.4 If (i) the listing, registration or qualification of the Options issued hereunder, or of any securities that may be purchased upon exercise of such Options (the "Subject Securities") upon any securities exchange or quotation system, or under federal or state law is necessary as a condition of or in connection with the issuance or exercise of the Options, or (ii) the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance or exercise of the Options, the Company shall not be obligated to deliver the certificates representing the Subject Securities or to accept or to recognize an Option exercise unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company will take reasonable action to so list, register, or qualify the Options and the Subject Securities, or effect or obtain such consent or approval, so as to allow for their issuance.

         Section 7.5 An Optionee may be required to represent to the Company as a condition of his exercise of Options issued under this 2003 Plan: (i) that the Subject Securities acquired upon Option exercise are being acquired by him for investment and not with a view to distribution or resale, unless counsel for the Company is then of the view that such a representation is not necessary and is not required under the Securities Act of 1933, as amended, (the "Securities Act") or any other applicable statute, law, regulation or rule; and (ii) that the Optionee shall make no exercise or disposition of an Option or of the Subject Securities in contravention of the Securities Act, the Exchange Act or the rules and regulations thereunder. Optionees may also be required to provide (as a condition precedent to exercise of an Option) such documentation as may be reasonably requested by the Company to assure compliance with applicable law and the terms and conditions of the 2003 Plan and the subject Option.

         Section 7.6 The Administrator may, in its discretion, grant in connection with any Option, at any time prior to the exercise thereof, the Right to surrender all or part of the Option to the extent that such Option is exercisable and receive in exchange an amount (payable in cash, shares of the Company's stock valued at the then fair market value, or a combination thereof as determined by the Board) equal to the difference between the then fair market value of the shares issuable upon the exercise of the Option or portions thereof surrendered and the Option price payable upon the exercise of the Option or portions thereof surrendered (the "Spread"). Such Rights may be included in an Option only under the following conditions: (a) the Rights will expire no later than the expiration of the underlying Option; (b) the Rights may be for no more than 100% of the Spread; (c) the Rights are transferable only when the underlying Option is transferable, and under the same conditions; (d) the Rights may be exercised only when the underlying Option is eligible to be exercised;
(e) the Rights may be exercised only when the Spread is positive, i.e., when the market price of the stock subject to the Option exceeds the exercise price of the Option; and (f) any Rights granted to an Optionee shall be subject to all terms, conditions and provisions governing the Options, as expressed in the 2003 Plan and in the Option agreement issued to such Optionee pursuant to the 2003 Plan.

         Section 7.7 An Option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. All documentation and procedures to be followed in connection with such a "cashless exercise" shall be approved in advanced by the Administrator.

                                  ARTICLE VIII
                    CHANGE IN NUMBER OF OUTSTANDING SHARES OF
                    STOCK, ADJUSTMENTS, REORGANIZATIONS, ETC.

         Section 8.1 In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or a dividend payable in capital stock, appropriate adjustment may be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted under the 2003 Plan, including the maximum number that may be granted to any one person. In addition, the Administrator may make appropriate adjustments in the number and kind of shares as to which outstanding Options, and, to the extent granted, Rights in connection therewith, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence to the unexercised portion of the Option, and to the extent granted, Rights in connection therewith, and with a corresponding adjustment in the Option price per share. Any such adjustment made by the Administrator shall be conclusive.

         Section 8.2 The grant of an Option, and any Rights granted in connection therewith, pursuant to the 2003 Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         Section 8.3 Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options, and any Rights granted in connection therewith, hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to an association, person, party, corporation, partnership, or control group as that term is construed for purposes of the Exchange Act, the 2003 Plan shall terminate, and all Options, and any Rights granted in connection therewith, theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the 2003 Plan and/or for the assumption of Options, and/or any Rights granted in connection therewith, theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the 2003 Plan and Options, and/or any Rights granted in connection therewith, theretofore granted shall continue in the manner and under the terms so provided. If the 2003 Plan and unexercised Options, and/or any Rights granted in connection therewith, shall terminate pursuant to the foregoing sentence, all persons owning any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section 8.3 not yet be exercisable; except that the exercise of any Rights after such termination shall be allowed solely at the discretion of the Board.

                                   ARTICLE IX
                       DURATION, AMENDMENT AND TERMINATION

         Section 9.1 The Board of Directors may at any time terminate the 2003 Plan or make such amendments thereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to applicable law; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, affect or impair the rights of such individual under such Option. Pursuant to Section 422(b)(2) of the Code, no Incentive Option may be granted pursuant to this 2003 Plan more than ten years from the date the 2003 Plan is adopted or the date the 2003 Plan is approved by the stockholders of the Company, whichever is earlier.

                                    ARTICLE X
                                  RESTRICTIONS

         Section 10.1 Any Options and any shares of Common Stock issued pursuant to the 2003 Plan shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Board, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof or any other applicable law. In addition, the Administrator may in any Stock Option Certificate and Agreement impose such other restrictions upon the exercise of an Option or upon the sale or other disposition of the shares of Common Stock deliverable upon exercise thereof as the Administrator may, in its sole discretion, determine, including but not limited to provisions which allow the Company to reacquire such shares at their original purchase price if the Optionee's employment terminates within a stated period after the acquisition of such shares. By accepting an award pursuant to the 2003 Plan each Optionee shall thereby agree to any such restrictions.

         Section 10.2 Any certificate issued to evidence shares issued pursuant to an Option shall bear such legends and statements as the Board of Directors or counsel to the Company shall deem advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. No shares will be delivered under the 2003 Plan until the Company has obtained such consents or approvals from such regulatory bodies of the United States government or any state or jurisdiction thereof as the Board of Directors or counsel to the Company deems necessary or advisable.

                                   ARTICLE XI
                              FINANCIAL ASSISTANCE

         Section 11.1 The Company is vested with authority under this 2003 Plan, at the discretion of the Board, to assist any employee to whom an Option is granted hereunder (including any director or officer of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on exercise of that Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board. Any such assistance shall comply with the requirements of Regulation G promulgated by the Board of the Federal Reserve System, as amended from time to time, and any other applicable law, rule or regulation.

                                   ARTICLE XII
                              APPLICATION OF FUNDS

         Section 12.1 The proceeds received by the Company from the sale of stock pursuant to the 2003 Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Board.

                                  ARTICLE XIII
                              EFFECTIVENESS OF PLAN

         Section 13.1 This 2003 Plan shall become effective upon adoption by the Board, and Options may be issued hereunder from and after that date subject to the provisions of Section 3.3. This 2003 Plan must be approved by the Company's stockholders in accordance with the applicable provisions (relating to the issuance of stock or Options) of the Company's governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all the Company's outstanding voting stock is present and voting (in person or by proxy) or, without regard to any required time period for approval, by any other method permitted by Section 422 and the regulations thereunder. If such stockholder approval is not obtained within one year of the adoption of the 2003 Plan by the Board or within such other time period required under Section 422 and the regulations thereunder, this 2003 Plan shall remain in force, provided however, that all Options issued and issuable hereunder shall automatically be deemed to be Non-Qualified Options.

                                      *****

                                   APPENDIX II

                                 ISOLAGEN, INC.

                             AUDIT COMMITTEE CHARTER

                                I. RESPONSIBILITY

The Isolagen, Inc. ("Isolagen") Audit Committee ("Committee") was established to assist the Board of Directors (the "Board") in carrying out its oversight compliance with laws responsibilities that relate to Isolagen's accounting and financial reporting processes, audits of Isolagen's financial statements, internal controls, and regulations and ethics. This policy reaffirms that the Committee's duties are oversight in nature and that the primary responsibility for financial reporting, internal control, and compliance with laws, regulation, and ethics standards rests with Isolagen's executive management and that Isolagen's external auditors are responsible for auditing Isolagen's financial statements. The foregoing notwithstanding, the Committee, in its capacity as the audit committee of the Board, has direct responsibility for the appointment, compensation and oversight of the work of any registered public accounting firm employed by Isolagen (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Committee does not provide any expert or special assurances as to Isolagen's financial statements or any professional certification as to the external auditor's work.

The Committee has the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities and to establish procedures concerning the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and confidential, anonymous employee submissions of concerns regarding questionable accounting or auditing matters. The Committee is empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation. The President, the Chief Financial Officer or the Corporate Secretary of Isolagen shall provide, or arrange to provide, such other information, data and services as the Committee may request. The Committee shall conduct such interviews or discussions as it deems appropriate with personnel of Isolagen, and/or others whose views would be considered helpful to the Committee.

The Committee's prior approval is required for all auditing services and non-audit services. However, in the event the aggregate amount of non-audit services constitutes 5% or less of the total revenues paid by Isolagen to its external auditor during the fiscal year in which non-audit services are provided, if Isolagen did not recognize that these services were non-audit services at the time of the engagement and the Committee is promptly notified of this fact by Isolagen, if the Committee (or one or more members of the Committee who are also members of the board to whom approval authority has been delegated by the Committee) approves such non-audit services prior to their completion, the requirement for Committee pre-approval may be waived.

The Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and that the following duties of the Committee are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances:

A.       Financial Reporting

         Committee procedures shall include:

           1.    Selection of Independent Public Accountants

  The Committee and the Board have the ultimate authority and responsibility to select, evaluate, where appropriate, replace the outside auditor. The independent accountants are ultimately accountable to the Audit Committee and the entire Board for such accountant's review of the financial statements and controls of Isolagen. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with Isolagen to determine the accountants' independence. The Committee shall review senior management's recommendation on the annual selection of the external auditors. The Committee shall submit its recommended appointment (or reappointment) or termination of external auditors to the Board for their approval.

  The Committee's review shall include:

                  - Review and prior approval of all auditing services and non-audit services. (In the event the Committee approves an audit service within the scope of an auditor's engagement, that audit service shall be deemed to have been pre-approved.)

                  - Opinions on the performance of the external auditors by appropriate management.

                  - Inquiring if the external auditors face any significant litigation or disciplinary actions by the Securities and Exchange Commission (the "Commission") or others.

                  - Inquiring whether the chief executive officer of Isolagen's external auditors was employed by a registered independent public accounting firm and participated in any capacity in Isolagen's audit during the one-year period preceding the commencement of an audit of Isolagen.

                  - Obtaining written disclosure from the external auditors describing all relationships between the external auditors and Isolagen that bear on independence and objectivity.

                  - Receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and Isolagen consistent with Independence Standards Board Statement 1 ("ISB No. 1");.

                  - Discussing auditor independence with its external auditors and recommending that the Board take appropriate action regarding any independence issues.

                  - Discussing with Isolagen's Chief Executive Officer and Chief Financial Officer certifications in Isolagen's periodic reports concerning disclosures of significant control deficiencies and any fraud by management.

                  -   Auditor engagement letters and estimated fees.

                  - Consideration of the report of the external auditor's latest peer review conducted pursuant to a professional quality control program.

                  - Review of management's letter of representation and consideration of any significant operational or reporting issues that may affect the financial statements.

                  - Proposed non-audit services and consideration of the possible effect that these services could have on the independence of the external auditors.

                  - Facilitating and maintaining an open avenue of communication with Isolagen's external auditors.

                  - Ensuring the Committee is informed in a timely manner by Isolagen's independent auditor of (1) all critical accounting policies and practices the independent auditor intends to use for the audit; (2) discussion with Isolagen's management of all alternative treatments of financial information within generally accepted accounting principles, the ramifications of the use thereof and the preferred the independent auditor's preferred treatment; and (3) other material written communications between the independent auditors and Isolagen's management to include any management letter or schedule of audit adjustments.

           2. Meeting with Isolagen's general counsel, if any, and outside counsel when appropriate, to discuss legal matters that may have a significant impact on Isolagen's financial statements.

           3.    Regarding Isolagen's financial statements, the Committee will:

                  - Review Isolagen's audited annual financial statements and independent auditors' opinions with respect to the statements, including the nature of any changes in accounting principles or their application.

                  - Review Isolagen's interim quarterly financial statements and independent auditors' opinions with respect to the statements, including the nature of any changes in accounting principles or their application.

                  - Review significant accounting policies, policy decisions and changes, along with significant accounting, reporting or operational issues.

                  - Review the financial statements to be issued with management and with the independent auditors to determine whether the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders prior to the release of the each quarterly financial report to stockholders.

                  - Make a recommendation to the Board regarding the inclusion of interim and annual financial statements in Isolagen's Commission filings based on its review of such financial statements with management and the independent auditors.

                  - Ensure that management maintains reliability and integrity of accounting policies and financial reporting and that management establishes and maintains processes to assure adequate systems of internal control.

                  - Disclose in Isolagen's annual proxy or information statement, the existence of the Committee and the Committee charter and the extent to which the Committee has satisfied its responsibilities during the prior year in compliance with its charter.

                  - Disclose the Committee's approval of any non-audit services in Isolagen's periodic reports filed with the Commission.

                  - Review the management letter issued by the external auditors and management's response.

                  - Review fees paid for audit and consulting services, respectively.

           4. Annually review and examine those matters which relate to a financial review of Isolagen's Investment Policies.

           5. Submit findings of importance, conclusions, recommendations, and items that require follow-up or action to the Board.

           6. Annually review and update the Audit Committee Charter, make recommendations to the Board to update this Charter, and submit these recommendations, if any, to the full Board for approval.

           7. Maintain minutes or the other records of meetings and activities of the Committee.

         B. Monitoring of Internal Controls

         The Committee is responsible for obtaining and understanding of Isolagen's key financial reporting risk areas and internal control structure. The Committee monitors the internal control process by reviewing information provided in the Business Conduct Questionnaire and Annual Certification reporting made by each Isolagen employee, discussions with the chief financial and accounting officers and such other persons as the Committee deems appropriate, and discussions with and reports issued by external auditors.

         C. Compliance with Laws, Regulations, and Ethics

         The Committee shall review reports and other information to gain reasonable assurance that Isolagen is in compliance with pertinent laws and regulations, is conducting its affairs ethically, and is maintaining effective controls against conflict of interest and fraud.

        Committee procedures shall include:

           1. Review Isolagen's policies relating to compliance with laws, regulations, ethics, and conflict of interest.

           2. Review significant cases of conflict of interest, misconduct, or fraud and the resolution of such cases.

           3. Review Isolagen's policies and processes for compliance with U.S. and foreign country export controls, laws and regulations.

           4. Review Isolagen's policies and processes for compliance with the Foreign Corrupt Practices Act and the USA Patriot Act.

           5. Review compliance reports received from regulators and consider legal and regulatory matters that may have a material impact on the financial statements.

           6. Review external auditor's reports that relate to the monitoring of compliance with Isolagen's policies on business ethics.

           7. Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by internal or external auditors.

           8. Review the disclosure included in Isolagen's periodic reports concerning whether at least one member of the Committee is a "financial expert" (as defined in Part II below) and, if no member of the Committee is a "financial expert", why no such expert has been appointed to the Committee.

                    II. OVERSIGHT OF EXTERNAL AUDIT FUNCTIONS

         The Committee shall schedule meetings as necessary to receive and discuss reports from staff, other committees, and consultants. Particular emphasis will be given by the Committee to significant control deficiencies, and actions taken by management to correct them. The Committee may request through the Chief Financial Officer that the external auditors perform special studies, investigations, or other services in matters of interest or concern to the Committee.

         The Committee's oversight of external audit coverage is covered under section I.A. above.

                            III. COMMITTEE MEMBERSHIP

         The Committee shall be composed of three or more Directors, each of whom shall be independent. To be considered independent, a Committee member may not (other than in his capacity as a member of the Committee, the Board or another committee of the Board) accept any consulting, advisory or other compensatory fee from Isolagen or be an affiliated person of Isolagen or any of its subsidiaries. Each member shall comply with the requirements promulgated by The National Association of Securities Dealers, Inc. and the Commission, and shall be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment. All members of the Committee will have a general understanding of basic finance practices, and accounting practices and policies, and at least one member must have the requisite accounting or related financial management expertise to be deemed a "financial expert", as that term is defined by the Commission, having through education and experience as a public accountant, or auditor or a principal financial officer, comptroller or principal accounting officer or a position performing similar functions, an understanding of GAAP and financial statements, experience in the preparation or auditing of financial statements of generally comparable issuers and the application of such principles in connection with the accounting for estimates, accruals and reserves, and experience with internal accounting controls and an understanding of audit committee functions. The Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by Isolagen or an outside consultant. The Chairman and other members of the Committee shall be appointed by the Board.

         Vacancies occurring in the Committee may be filled by appointment of the Chairman of the Board, but no member of the Committee shall be removed except by vote of a majority of Directors present at any regular or special meeting of the Board.

         The Secretary of the Committee shall be appointed by the majority vote of the Committee. The Secretary of the Committee shall prepare minutes of the meetings, maintain custody of copies of data furnished to and used by the Committee, and generally assist the Committee in connection with preparation of agendas, notices of meetings and otherwise.

                             IV. CONDUCT OF BUSINESS

         All meetings require the presence of a majority of the members of the Committee to conduct business. Each Committee member shall have one vote. All actions or determinations by the Committee must be by majority vote of the members present. The Board shall have overall authority over all Committee actions.

                                 V. COMPENSATION

         The compensation of members of the Committee may be determined from time to time by resolution of the Board. Members of the Committee shall be reimbursed for all reasonable expenses incurred in attending such meetings.

                         VI. TIME AND PLACE OF MEETINGS

         Committee meetings shall be held quarterly or more frequently as necessary at an agreed upon location. The Committee may ask members of management or others to attend the meeting and to provide pertinent information as necessary. As part of its job to foster open communication, the Audit Committee should meet at least annual with management, the director of the internal auditing department and the independent accountants separately to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chairperson should meet with the independent accountants and management quarterly to review Isolagen's financial statements consistent with the Audit Committee's duties and responsibilities set forth herein.

             VII. PRESENTATION OF REPORTS TO THE BOARD OF DIRECTORS

         The Committee shall make an annual presentation to the Board within three months after the receipt of the external auditor's opinion on Isolagen's financial statement. The presentation shall provide an overview of the Committee's activities, findings of importance, conclusions, recommendations, and items that require follow-up or action by the Board. Presentations may be made at more frequent intervals if deemed necessary by the Committee or as requested by the Board.

                                      *****

                                  APPENDIX III

                                 ISOLAGEN, INC.

          CURRENT TEXT OF ARTICLE X OF THE CERTIFICATE OF INCORPORATOIN

                                    ARTICLE X

The governing board of the Corporation shall be known as the board of directors. The number of directors comprising the board of directors shall be fixed and may be increased or decreased from time to time by the board of directors. The original board of directors shall consist of seven persons. The name and address of each person who is to serve as a director until the first annual meeting of stockholders and until his or her successor is elected and shall qualify is as follows:

Kenton L. Stanger          5 Triad Center, Suite 585
                           Salt Lake City, Utah  84180

Raymond L. Punta           5 Triad Center, Suite 585
                           Salt Lake City, Utah 84180

Chelton S. Feeny           2925 De Burr Street, VARO-aaA
                           Anchorage, Alaska  99508

Donald E.  Manuel          3686 Mont Diablo Boulevard, Suite 25
                           Lafayette, California  94549

Ray P. Brown               42 East Claybourne Avenue
                           Salt Lake City, Utah  84115

Tim L. Hanson              42 East Claybourne Avenue
                           Salt Lake City, Utah  84115

William E. Waterman, Jr.   1100 Wilshire Boulevard, Suite 2800
                           Los Angeles, California 90012

                                   APPENDIX IV

                                 ISOLAGEN, INC.

          PROPSED TEXT OF ARTICLE X OF THE CERTIFICATE OF INCORPORATOIN

                                    ARTICLE X


The number of directors of the Corporation shall be set forth in the bylaws of the Corporation, which number may be increased or decreased pursuant to the bylaws of the Corporation. The board of directors is authorized to make, alter or repeal the bylaws of the Corporation. The Board of Directors shall be classified, in respect solely to the time for which they shall severally hold office, by dividing them into three (3) classes, each such class to be as nearly as possible equal in number of directors to each other class. The first term of office of directors of the first class shall expire at the first annual meeting after their election, and thereafter such terms shall expire on each three (3) year anniversary of such date; the term of office of the directors of the second class shall expire on the one (1) year anniversary of the first annual meeting after their election, and thereafter such terms shall expire on each three (3) year anniversary of such one (1) year anniversary; and the term of office of the directors of the third class shall expire on the two (2) year anniversary of the first annual meeting after their election, and thereafter such terms shall expire on each three (3) year anniversary of such two (2) year anniversary. At each succeeding annual meeting, the stockholders shall elect directors for a full term or the remainder thereof, as the case may be, to succeed those whose terms have expired. Each director shall hold office for the term for which elected and until his successor shall be elected and qualify.

                                   APPENDIX V
                                 ISOLAGEN, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

                                  JUNE 18, 2003

The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated June 18, 2003, and hereby appoints Michael Macaluso and Michael Avignon, or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned's shares of common stock of Isolagen, Inc. (the "Company") at the Annual Meeting of Stockholders of the Company to be held at Adams Mark Hotel, 2900 Briarpark, Houston, Texas 77042, on Wednesday, June 18, 2003 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

------------------------------------      -----------------------------------------------------------------------------------------
1. [ ] For  [ ] Against  [ ] Abstain      To approve the adoption of the Isolagen, Inc. 2003 Stock Option and Appreciation Rights
                                          Plan to permit certain performance-based stock awards to qualify for deductibility under
                                          Section 162(m) of the Internal Revenue Code of 1986, as amended.
------------------------------------      -----------------------------------------------------------------------------------------
2. [ ] For  [ ] Against  [ ] Abstain      To ratify the appointment of Pannell Kerr Forster of Texas, P.C. as the Company's
                                          auditors for the year ending December 31, 2003.
------------------------------------      -----------------------------------------------------------------------------------------
3. [ ] For  [ ] Against  [ ] Abstain      To amend the Company's Certificate of Incorporation to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office.
------------------------------------      -----------------------------------------------------------------------------------------
4. [ ] For All
   [ ] Withhold All
   [ ] For All Except                     The Board of Directors has nominated the following seven persons for election as directors of the Company: William K. Boss, Jr., Steven Morrell, Ashley Smith, Ralph De Martino,
                                          Michael Macaluso, Michael Avignon and Frank DeLape. If Proposal 3 is approved, these directors will serve as follows:

                                                o  William K. Boss, Jr. and Steven Morrell for Class I which term expires at the
                                                   2004 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.

                                                o  Ashley Smith and Ralph De Martino for Class II which term expires at the 2005
                                                   Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.

                                                o  Michael Macaluso, Michael Avignon and Frank DeLape for Class III which term expires at the 2006 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.

                                          o  If Proposal 3 is not approved, these directors shall hold office until such director's successor is elected and qualified.

                                          For all, except nominee(s) written in below:

------------------------------------      -----------------------------------------------------------------------------------------
For                                       In their discretion, upon such other matters as may properly come before the meeting.
------------------------------------      -----------------------------------------------------------------------------------------
The board of directors recommends a vote FOR the nominees and proposals above and if no specification is made, the shares will be voted for such nominees and proposals.

                                          Dated _______________________ 2003


                                          ----------------------------------
                                          Stockholder's Signature


                                          ----------------------------------
                                          Stockholder's Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 59 MAIDEN LANE, NY, NY 10038. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES IN
ITEM 4, FOR THE PROPOSALS SET FORTH IN ITEMS 1, 2, AND 3, AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 5. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.